As filed with the Securities and Exchange Commission on July 30, 2004


                                                Securities Act File No. 33-39564
                                       Investment Company Act File No. 811-06290

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No._____

                         Post-Effective Amendment No. 29
                                       and
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                         SMITH BARNEY WORLD FUNDS, INC.

                     (Exact name of Registrant as Specified
                        in the Articles of Incorporation)

                   125 Broad Street, New York, New York 10004
               (Address of Principal Executive Offices)(Zip Code)

                                 (203) 890-7026

              (Registrant's Telephone Number, Including Area Code)

                                Robert I. Frenkel

             300 First Stamford Place, 4th Floor, Stamford, CT 06902

                     (Name and Address of Agent For Service)

              Approximate Date of Public Offering: October 1, 2004

  It is proposed that this filing will become effective (check appropriate box)

_____  Immediately upon filing pursuant to paragraph (b)
_____  On ____________, 2004 pursuant to paragraph (b)
__X__  60 days after filing pursuant to paragraph (a) (1)
_____  On (date) pursuant to paragraph (a) (1)
_____  75 days after filing pursuant to paragraph (a) (2)
_____  On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A  Prospectuses

PART B  Statement of Additional Information

PART C  Other Information

--------------------------------------------------------------------------------

                                   PROSPECTUS

================================================================================


                                  SMITH BARNEY
                                    INFLATION
                                 MANAGEMENT FUND


================================================================================


Class A, B, C, O and Y Shares
February 27, 2004, as revised
October __, 2004


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [LOGO] Smith Barney
                                     Mutual Funds

                              Your Serious Money. Professionally Managed.(R)

--------------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

Smith Barney Inflation
Management Fund


--------------------------------------------------------------------------------
Contents
--------------------------------------------------------------------------------

   Investments, risks and performance .....................................    2


   More on the fund's investments .........................................    9

   Management .............................................................   10

   Choosing a class of shares to buy ......................................   12

   Comparing the fund's classes ...........................................   13

   Sales charges ..........................................................   14

   More about deferred sales charges ......................................   17

   Buying shares ..........................................................   18

   Exchanging shares ......................................................   19

   Redeeming shares .......................................................   20

   Other things to know about  share transactions .........................   22

   Dividends, distributions and taxes .....................................   24

   Share price ............................................................   25

   Financial highlights ...................................................   26

The fund is a series of Smith Barney World Funds, Inc.



                                                   Smith Barney Mutual Funds   1

--------------------------------------------------------------------------------
Investments, risks and performance
--------------------------------------------------------------------------------

Investment objective


The fund's primary investment objective is total return. The fund's secondary investment objective is current income.


Principal investment strategies


Key investments The fund invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities and corporations that are structured to provide protection against inflation, and certain other fixed income securities that the manager believes will provide protection against inflation. Inflation protected securities will include U.S. Treasury Inflation Protected Securities ("U.S. TIPS"), as well as other bonds issued by U.S. and non-U.S. government agencies and instrumentalities or corporations and derivatives related to these securities.

Inflation-protected securities ("IPS") are fixed income securities that are structured to provide protection against inflation and whose principal value or coupon (stated interest rate) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of IPS will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is not guaranteed for IPS. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

U.S. TIPS are IPS issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted Consumer Price for All Urban Consumers (the "CPI"), calculated with a three-month lag). U.S. TIPS pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed. The current market value of U.S. TIPS is not guaranteed and will fluctuate.

The fund may invest in other fixed income securities that the manager believes will provide protection against inflation, including floating rate and other short duration securities. Floating rate securities bear interest at rates that are not fixed but vary with changes in specified market rates or indices,



2   Smith Barney Inflation Management Fund
such as the prime rate, and at specified intervals. The fund may also invest in interest only securities ("IOs"), which are a form of stripped mortgage-backed security that receives all of the interest on a pool of mortgage assets (while another class, the principal only or "PO" class, receives all of the principal).

The fund may invest up to 20% of its net assets in any other securities, including other government securities, other types of mortgage- and asset-backed securities that the manager does not believe will provide protection against inflation, other investment-grade fixed income securities and equity securities.

Selection process The manager will allocate the fund's assets among inflation-protected securities that are structured to provide protection against inflation and certain other fixed income securities that the manager believes will provide protection against inflation. The fixed income securities in which the fund invests will be rated at least investment grade or, if unrated, determined to be of the same credit quality. Under normal market conditions, the average credit quality of the fund will be between A and AAA rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or between A2 and Aaa rated by Moody's Investors Service Inc. ("Moody's"). The fund may also invest in unrated securities that the manager, in its reasonable judgment, determines to be of equivalent quality to the rated securities. The fund's average portfolio duration (a measure of the fund's sensitivity to interest rates) is expected to be between one and eight years.


Principal risks of investing in the fund


Investing in inflation-protected securities can bring benefits, but it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

o Nominal interest rates increase at a faster rate than inflation, causing real interest rates to rise and leading to a decrease in value of inflation-protected securities
o The value of inflation-protected securities held by the fund fluctuates in response to changes in real interest rates
o Interest rates rise, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio securities
o Interest rates decline, causing the issuers of securities held by the fund to exercise their option to prepay principal earlier than scheduled and forcing the fund to reinvest in lower yielding securities; this is known as prepayment risk
o During periods of rising interest rates, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities; this is known as extension risk
o The issuer of a security owned by the fund defaults in its obligation to pay principal and/or interest, or the security's credit rating is downgraded



                                                   Smith Barney Mutual Funds   3

o Adverse governmental action or political, economic or market instability affects a foreign country or region
o The manager's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security proves to be incorrect

The fund invests in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. TIPS and mortgage-related securities. Although payment of principal and interest on U.S. TIPS and certain mortgage-related securities is guaranteed by the U.S. government, their guarantee does not extend to losses resulting from declines in the market value of such securities. Other mortgage-related securities issued by U.S. government instrumentalities are not guaranteed by the U.S. government.

Income distributions of the fund are likely to fluctuate more than a conventional bond fund. Investors in the fund who do not reinvest income distributions from inflation adjustments will not maintain the full potential of their investment to seek inflation protection over the long term.

The fund invests in the securities of foreign issuers. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. The manager seeks to manage these risks by hedging the fund's investments in non-U.S. dollar denominated securities.

The yield to maturity of IOs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal prepayments in excess of that considered in pricing the securities will have a material adverse effect on the IO's yield to maturity. If the mortgage assets underlying the IO experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.


The fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in a particular issuer the fund will be more susceptible to the negative events affecting that issuer.

Who may want to invest The fund may be an appropriate investment if you:


o Are seeking total return and current income in a fund managed to protect against inflation
o Are willing to accept the interest rate risks and market risks of fixed income securities
o     Are seeking diversification by investing in a fixed-income mutual fund



4   Smith Barney Inflation Management Fund

Performance Information

On [September __], 2004, shareholders of the fund approved a change in the fund's investment objective. The performance information shown below is for periods prior to [September __], 2004, when the fund operated under the name "Global Government Bond Portfolio" and pursued an investment objective of current income and capital appreciation by investing in the global bond markets.

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of broad-based securities market indices. The bar chart shows performance of the fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, O (formerly, Class C) and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. All Class C shares of the fund were redesignated as Class O shares effective September ____, 2004. A new class of shares designated as Class C shares commenced operations as of the date of this prospectus. Therefore, performance information for that class is not yet available. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


--------------------------------------------------------------------------------
                 Calendar Year Total Returns -- Class A Shares
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

  94        95      96     97      98       99       00      01      02     03
-------   ------  -----   -----   -----   -------   -----   -----   -----  -----
(3.99)%   15.36%  7.52%   8.15%   8.25%   (3.34)%   9.40%   5.53%   7.91%  0.43%

Highest and Lowest Quarterly returns:

Highest: 4.65% in 3rd quarter 2002;
Lowest: (3.43)% in 1st quarter 1994.


Year to date: (0.45)% through 6/30/04



                                                   Smith Barney Mutual Funds   5

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                         (for periods ended 12/31/2003)
--------------------------------------------------------------------------------


                                                                   Since       Inception
                              1 year    5 years    10 years      Inception       Date
Class A Return
   Before Taxes              -4.10%      2.91%       4.88%          n/a         07/22/91
----------------------------------------------------------------------------------------
Class A Return
   After Taxes on
   Distributions(1)          -4.98%      0.57%       2.07%          n/a         07/22/91
----------------------------------------------------------------------------------------
Class A Return
   After Taxes on
   Distributions and
   Sale of Fund Shares(1)    -2.66%      0.99%       2.36%          n/a         07/22/91
----------------------------------------------------------------------------------------
Other Classes (Return Before Taxes Only)
----------------------------------------------------------------------------------------
Class B                      -4.64%      3.11%         n/a        5.86%         11/18/94
----------------------------------------------------------------------------------------
Class O(2)                   -1.16%      3.40%         n/a        6.03%         01/04/93
----------------------------------------------------------------------------------------
Class Y                       0.80%      4.26%         n/a        5.58%         02/19/93
----------------------------------------------------------------------------------------
MGBM Index -
   Unhedged(3)               14.51%      5.66%       6.87%          n/a         03/13/93
----------------------------------------------------------------------------------------
MGBM Index -
   Hedged(3)                  2.09%      5.55%       7.16%          n/a         03/13/93
----------------------------------------------------------------------------------------
Lehman Brothers
   Global Real:
   U.S. TIPS Index(4)         8.40%      9.58%         n/a          n/a         02/28/97
----------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the management period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class O and Class Y shares will vary.
(2) On February 2, 2004, the initial sales charge of 1.00% on Class O (formerly, Class C) shares was eliminated for sales made on or after that date. The average annual returns for Class O (formerly, Class C) shares in the table have been calculated as if the sales charge had been eliminated during the entire period.

(3) The J.P. Morgan Global Government Bond Market Index (MGBM), is a daily market-capitalization weighted, international fixed-income index consisting of 13 countries. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.


6   Smith Barney Inflation Management Fund

(4) On October 1, 2004, in connection with the change in the fund's investment objective described above, the fund's benchmark was changed from the JP Morgan Global Government Bond Index to the Lehman Brothers Global Real: U.S. TIPS Index. The manager believes the Lehman Brothers Global Real: U.S. TIPS Index is more appropriate in light of the change in the composition of the fund's portfolio of securities. The Lehman Brothers Global Real: U.S. TIPS Index is an unmanaged market index comprised of inflation linked Treasury securities. Investors cannot invest directly in an index. Index performance begins on February 28, 1997.


Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.


-------------------------------------------------------------------------------------------
                                      Shareholder fees
-------------------------------------------------------------------------------------------
(fees paid directly from your
  investment)                          Class A    Class B+   Class C     Class O*   Class Y
-------------------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases                    2.00%       None       None        None       None
(as a % of offering price)
-------------------------------------------------------------------------------------------
Maximum deferred sales
charge (load) (as a % of the
lower of net asset value at
purchase or redemption)                  None**    5.00%       None       1.00%       None
-------------------------------------------------------------------------------------------
                               Annual fund operating expenses
-------------------------------------------------------------------------------------------
(expenses deducted from
fund assets)                           Class A    Class B+   Class C     Class O    Class Y
-------------------------------------------------------------------------------------------
Management fee++                        0.60%      0.60%      0.60%       0.60%      0.60%
-------------------------------------------------------------------------------------------
Distribution and service
(12b-1) fees                            0.25%      0.75%      0.75%       0.70%       None
-------------------------------------------------------------------------------------------
Other expenses                          0.38%      0.56%      0.38%***    0.42%      0.18%
-------------------------------------------------------------------------------------------
Total annual fund operating
expenses                                1.23%      1.91%      1.73%       1.72%      0.78%

+ Class B shares are available only in an exchange from another Smith Barney fund.
++ Prior to October __, 2004, the management fee payable by the fund was 0.75% of the fund's average daily net assets.
* Effective September ___, 2004, Class C shares of the fund were redesignated as Class O shares. Class O shares are available for purchase only by persons who held Class C shares of the fund on September ___, 2004.
** You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
*** "Other expenses" are based on estimated amounts for the current fiscal year.



                                                   Smith Barney Mutual Funds   7

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o     You invest $10,000 in the fund for the period shown

o Your investment has a 5% return each year - the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance.

o     You reinvest all distributions and dividends without a sales charge
o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


--------------------------------------------------------------------------------
                       Number of years you own your shares
--------------------------------------------------------------------------------
                                          1 year   3 years    5 years   10 years
--------------------------------------------------------------------------------
Class A (with or without redemption
       at end of period)                   $323     $583      $  862     $1,659
--------------------------------------------------------------------------------
Class B (redemption at end of period)      $694     $900      $1,132     $2,056*
--------------------------------------------------------------------------------
Class B (no redemption)                    $194     $600      $1,032     $2,056*
--------------------------------------------------------------------------------
Class C (with or without redemption
at end of period)                          $176     $545      $  939     $2,041
--------------------------------------------------------------------------------
Class O (redemption at end of period)      $275     $542      $  933     $2,030
--------------------------------------------------------------------------------
Class O (no redemption)                    $175     $542      $  933     $2,030
--------------------------------------------------------------------------------
Class Y (with or without redemption
at end of period)                          $ 80     $249      $  433     $  966
--------------------------------------------------------------------------------


* Assumes conversion to Class A shares approximately eight years after purchase.


8   Smith Barney Inflation Management Fund

--------------------------------------------------------------------------------
More on the fund's investments
--------------------------------------------------------------------------------


Derivatives The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, credit default or currency swaps for any of the following purposes:

o     To enhance the fund's returns

o To hedge against the economic impact of adverse changes in the market value of its securities because of changes in bond prices, currency exchange rates or interest rates
o     As a substitute for buying or selling currencies or securities
o     As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's bond, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when bond prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund's Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.



                                                   Smith Barney Mutual Funds   9

--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------


Manager The fund's investment manager is Smith Barney Fund Management LLC, ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

David A. Torchia and Frederick Marki have been responsible for the day-to-day management of the fund since October __, 2004. Mr. Torchia has 20 years of industry experience, with the last 16 of those years with Citigroup Asset Management ("CAM"). Mr. Marki has 21 years of industry experience, with the last 13 of those years with CAM. Mr. Torchia also serves as the portfolio co-manager for Smith Barney Investment Grade Bond Fund, Smith Barney Managed Governments Fund, SB Adjustable Rate Income Fund and the SB Adjustable Rate Income Portfolio of Travelers Series Fund, Inc. and is one of several managers of the Smith Barney Diversified Strategic Income Fund.

Management fee For its services, the manager receives a fee of 0.60% of the fund's average daily net assets. Prior to [October __], 2004 the manager received a fee of 0.75% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B, C and O shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



10   Smith Barney Inflation Management Fund

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain functions including shareholder recordkeeping and accounting services.

Recent developments Citigroup has been notified by the Staff of the Securities and Exchange Commission ("SEC") that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust Bank ("CTB"), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.



                                                  Smith Barney Mutual Funds   11

--------------------------------------------------------------------------------
Choosing a class of shares to buy
--------------------------------------------------------------------------------


You can choose among five classes of shares: Classes A, B, C, O and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is most beneficial to an investor depends on the amount and intended length of the investment and the investor's financial situation.


o If you plan to invest regularly or in large amounts, buying Class A shares or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

o For Class C and Class O shares, all of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class C and Class O shares, but only if the fund performs well.
o Class B shares are available only upon an exchange of shares from another Smith Barney fund.
o Class O shares are available for purchase only to existing holders of Class C shares as of September ___, 2004.


You may buy shares from:


o Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").

o The fund, but only if you are investing through certain qualified plans or Service Agents.

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.


12   Smith Barney Inflation Management Fund

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


--------------------------------------------------------------------------------
                                              Initial                 Additional
--------------------------------------------------------------------------------
                                             Class B
                                            (Exchange
                                 Classes     purchase                    All
                                 A, C, O       only)      Class Y      Classes
--------------------------------------------------------------------------------
General                          $1,000       $1,000    $15 million      $50
--------------------------------------------------------------------------------
IRAs, Self Employed
Retirement Plans, Uniform
Gifts or Transfers to
Minor Accounts                    $250         $250     $15 million      $50
--------------------------------------------------------------------------------
Qualified Retirement Plans*       $ 25         $ 25     $15 million      $25
--------------------------------------------------------------------------------
Simple IRAs                       $  1         $  1         n/a          $ 1
--------------------------------------------------------------------------------
Monthly Systematic
Investment Plans                  $ 25         $ 25         n/a          $25
--------------------------------------------------------------------------------
Quarterly Systematic
Investment Plans                  $ 50         $ 50         n/a          $50


* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


                                                  Smith Barney Mutual Funds   13

--------------------------------------------------------------------------------
Comparing the fund's classes
--------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.


--------------------------------------------------------------------------------------------------------------------------
                           Class A               Class B              Class C               Class O            Class Y
--------------------------------------------------------------------------------------------------------------------------
Key                  o Initial sales        o Available only      o No initial or      o Purchases         o No initial or
features               charge                 as an exchange        deferred sales       restricted to       deferred
                     o You may qualify        from another          charge               persons who         sales charge
                       for reduction or       Smith Baney         o Higher annual        held Class C      o Must invest
                       waiver of initial      fund                  expenses than        shares as of        at least
                       sales charge         o No initial sales      Class A              September __,       $15 million
                     o Lower annual           charge              o Does not             2004              o Lower
                       expenses than        o Deferred sales        convert to         o No initial          annual
                       Class B, Class C       charge declines       Class A              sales charge        expenses
                       and Class O            over time                                o Deferred sales      than the
                                            o Converts to                                charge for          other classes
                                              Class A after                              only 1 year
                                              8 years                                  o Does not
                                            o Deferred sales                             convert to
                                              charge based                               Class A
                                              on that of the                           o Higher annual
                                              fund owned                                 expenses than
                                              prior to                                   Class A
                                              exchange
                                            o Higher annual
                                              expenses than
                                              Class A
--------------------------------------------------------------------------------------------------------------------------
Initial sales        Up to 2.00%;           None                  None                 None                None
Charge               reduced for large
                     purchases and
                     waived for
                     certain investors;
                     no charge for
                     purchases of
                     $500,000 or
                     more
--------------------------------------------------------------------------------------------------------------------------
Deferred             1.00% on purchases     Up to 5.0%            None                 1.00% if you        None
sales                of $500,000 or         charged when                               redeem within
charge               more if you redeem     you redeem                                 1 year of
                     within 1 year of       shares. The                                purchase
                     purchase               charge is reduced
                                            over time and
                                            there is no
                                            deferred sales
                                            charge after
                                            5 years
--------------------------------------------------------------------------------------------------------------------------
Annual               0.25% of               0.75% of              0.75% of             0.70% of            None
distribution         average daily          average               average              average
and service          net assets             daily net             daily net            daily net
fees                                        assets                assets               assets
--------------------------------------------------------------------------------------------------------------------------
Exchange             Class A shares         Class B shares        Class C shares       Class C shares      Class Y shares
Privilege*           of most Smith          of most Smith         of most Smith        of most Smith       of most Smith
                     Barney funds           Barney funds          Barney funds         Barney funds        Barney funds
--------------------------------------------------------------------------------------------------------------------------


* Ask your Service Agent for the Smith Barney funds available for exchange.


14   Smith Barney Inflation Management Fund

--------------------------------------------------------------------------------
Sales charges
--------------------------------------------------------------------------------

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

--------------------------------------------------------------------------------
                               Sales Charge     Sales Charge      Broker/Dealer
                                 as a % of        as a % of        Commission
                                 offering        net amount         as a % of
Amount of purchase               price (%)      invested (%)     offering price
--------------------------------------------------------------------------------
Less than $499,999                2.00             2.04               1.80
--------------------------------------------------------------------------------
$500,000 or more                    -0-              -0-           up to 1.00*
--------------------------------------------------------------------------------

* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with a fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of the reductions of sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the



                                                  Smith Barney Mutual Funds   15
sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary to verify your eligibility.


Accumulation privilege -- lets you combine the current value of Class A shares owned


o     by you or
o     by members of your immediate family


and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

o     Employees of NASD members
o Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
o Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.


Class B shares


Class B shares, which are currently available only through exchanges of Class B shares of other Smith Barney funds, are purchased at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

--------------------------------------------------------------------------------
                                                                    6th through
Year after purchase         1st     2nd     3rd     4th     5th        8th
--------------------------------------------------------------------------------
Deferred sales charge       5.0%     4%      3%      2%      1%         0%
--------------------------------------------------------------------------------

Service Agents receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.



16   Smith Barney Inflation Management Fund

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


--------------------------------------------------------------------------------
Shares issued:                                 Shares issued:
Upon exchange from                             On reinvestment of
another Smith Barney                           dividends and
fund                                           distributions
--------------------------------------------------------------------------------

On the date the shares                         In same proportion as the
originally acquired would                      number of Class B shares
have converted into                            converting is to total Class B
Class A shares                                 shares you own (excluding shares
                                               issued as dividends

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Service Agents will receive the service fee payable on Class C shares at an annual rate of 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class O shares

You buy Class O shares at net asset value without paying an initial sales charge. However, if you redeem your Class O shares within one year of purchase, you will pay a deferred sales charge of 1%. Class O shares are available only to persons who held Class C shares of the fund on September __, 2004.

Service Agents selling Class O shares receive a commission of up to 0.75% of the purchase price of the Class O shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class O shares serviced by them.


Class Y shares


You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000. The initial investment requirement is $2,000,000 for an institutional advisory client of a Citigroup investment advisor.



                                                  Smith Barney Mutual Funds   17

--------------------------------------------------------------------------------
More about deferred sales charges
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

o     Shares exchanged for shares of another Smith Barney fund
o     Shares representing reinvested distributions and dividends
o     Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

o     On payments made through certain systematic withdrawal plans
o     On certain distributions from a retirement plan
o     For involuntary redemptions of small account balances
o     For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


18   Smith Barney Inflation Management Fund

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

            Through a   You should contact your Service Agent to open a broker-
        Service Agent   age account and make arrangements to buy shares.

                        If you do not provide the following information, your order will be rejected

                        o   Class of shares being bought
                        o   Dollar amount or number of shares being bought

                        Your Service Agent may charge an annual account maintenance fee.

--------------------------------------------------------------------------------

          Through the   Qualified retirement plans and certain other investors
                 fund   who are clients of certain Service Agents are eligible
                        to buy shares directly from the fund.

                        o   Write the fund at the following address:

                              Smith Barney World Funds, Inc.
                              Smith Barney Inflation Management Fund
                              (Specify class of shares)
                              c/o PFPC Inc.
                              P.O. Box 9699
                              Providence, RI 02940-9699

                        o Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
                        o For more information, please call Smith Barney Shareholder Services at 1-800-451-2010

--------------------------------------------------------------------------------

            Through a You may authorize your Service Agent or the sub-transfer systematic agent to transfer funds automatically from (i) a regular
      investment plan   bank account, (ii) cash held in a brokerage account or
                        (iii) certain money market funds, in order to buy shares on a regular basis.


                        o Amounts transferred should be at least $25 monthly or $50 quarterly.

                        o If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                        For more information, contact your Service Agent or the transfer agent or consult the SAI.


                                                  Smith Barney Mutual Funds   19

Exchanging shares


  Smith Barney offers   You should contact your Service Agent to exchange into a
   distinctive family   other Smith Barney funds. Be sure to read the prospectus
    of funds tailored   of the Smith Barney fund into which you are exchanging.
     to help meet the   An exchange is a taxable transaction.
        varying needs
    of both large and   o   You may exchange shares only for shares of the same
      small investors       class of another Smith Barney fund. Not all Smith
                            Barney funds offer all classes. Class O shares may be exchanged for Class C shares of another Smith
                            Barney fund.
                        o   Not all Smith Barney funds may be offered in your
                            state of residence. Contact your Service Agent or the transfer agent for further information.
                        o   Exchanges of Class A, Class B, Class C and Class O
                            shares are subject to minimum investment requirements for each fund (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made. If you exchange shares that are not already subject to a deferred sales charge, you may be subject to a 1.00% deferred sales charge if you redeem your shares within one year of the date of the exchange. If the exchanged shares were previously held subject to a deferred sales charge, your deferred sales charge (if any) will be measured from the date of the original purchase rather than from the date of the exchange. You should contact your Service Agent for further information.

                        o If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                        o The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

--------------------------------------------------------------------------------


20   Smith Barney Inflation Management Fund

 Waiver of additional   Your shares will not be subject to an initial sales
        sales charges   charge at the time of the exchange.

                        Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

--------------------------------------------------------------------------------

         By telephone   If you do not have a brokerage account with a Service
                        Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                        Exchange ("NYSE") is open. Call Smith Barney Shareholder
                        Services at 1-800-451-2010 between 9:00 a.m. and 4:00
                        p.m. (Eastern time).

                        You can make telephone exchanges only between accounts that have identical registrations.

--------------------------------------------------------------------------------

              By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.


                                                  Smith Barney Mutual Funds   21

--------------------------------------------------------------------------------
Redeeming shares
--------------------------------------------------------------------------------

            Generally   Contact your Service Agent to redeem shares of the fund.

                        If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                        If the shares are held by a fiduciary or corporation, other documents may be required.

                        Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                        If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

--------------------------------------------------------------------------------

              By mail For accounts held directly at the fund, send written requests to the fund at the following address:


                            Smith Barney World Funds, Inc.
                            Smith Barney Inflation Management Fund
                            (Specify class of shares)
                            c/o PFPC Inc.
                            P.O. Box 9699
                            Providence, RI 02940-9699


                        Your written request must provide the following:

                        o   The name of the fund and account number
                        o The class of shares and the dollar amount or number of shares to be redeemed
                        o Signatures of each owner exactly as account is registered


22   Smith Barney Inflation Management Fund

         By telephone   If you do not have a brokerage account with a Service
                        Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions.
                        If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Shareholder
                        Services at 1-800-451-2010 between 9:00 a.m. and 4:00
                        p.m. (Eastern time).


                        Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                        (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or electronic transfer (ACH).

--------------------------------------------------------------------------------

       Automatic cash   You can arrange for the automatic redemption of a
     withdrawal plans   portion of your shares on a monthly or quarterly basis.
                        To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least
                        $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                        The following conditions apply:

                        o   Your shares must not be represented by certificates
                        o   All dividends and distributions must be reinvested

                        For more information, contact your Service Agent or consult the SAI.


                                                  Smith Barney Mutual Funds   23

--------------------------------------------------------------------------------
Other things to know about share transactions
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

o     Name of the fund
o     Account number
o     Class of shares being bought, exchanged or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide a personal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

o     Are redeeming over $50,000
o Are sending signed share certificates or stock powers to the sub-transfer agent
o Instruct the sub-transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

o     Suspend the offering of shares
o     Waive or change minimum and additional investment amounts
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege
o     Suspend telephone transactions

o Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

o Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.


24   Smith Barney Inflation Management Fund

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500, the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.


The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.


                                                  Smith Barney Mutual Funds   25

--------------------------------------------------------------------------------
Dividends, distributions and taxes
--------------------------------------------------------------------------------

Dividends and distributions The fund generally declares and pays [monthly] dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

--------------------------------------------------------------------------------
         Transaction                                Federal tax status
--------------------------------------------------------------------------------
Redemption or exchange of shares         Usually capital gain or loss; long-term
                                         only if shares owned more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions     Long-term capital gain
--------------------------------------------------------------------------------
Dividends                                Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


26   Smith Barney Inflation Management Fund

--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Directors, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the NYSE. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before sub-transfer agent's close of business.



                                                  Smith Barney Mutual Funds   27

--------------------------------------------------------------------------------
Financial highlights
--------------------------------------------------------------------------------


On September __, 2004, shareholders of the fund approved a change in the fund's investment objective. The financial highlights shown below are for periods prior to October 1, 2004, when the fund operated under the name "Global Government Bond Portfolio" and pursued an investment objective of high current income and capital appreciation by investing in the global bond markets.


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables (except for information provided for 2004, which was unaudited) was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


28   Smith Barney Inflation Management Fund

--------------------------------------------------------------------------------
For a Class A share of capital stock outstanding
throughout each year ended October 31, unless otherwise noted:
--------------------------------------------------------------------------------

                                   2004(1)(2)         2003(2)        2002(2)        2001(2)        2000(2)        1999(2)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year               $    10.74       $    10.91     $    10.82     $    10.95     $    11.18     $    11.88
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from
   operations:
   Net investment income(3)              0.11             0.25           0.31           0.38           0.48           0.51
   Net realized and
     unrealized
     gain (loss)(3)                     (0.04)           (0.12)          0.12           0.75           0.17          (0.69)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss)
   from operations                       0.07             0.13           0.43           1.13           0.65          (0.18)
----------------------------------------------------------------------------------------------------------------------------
Less distribution from:
   Net investment income                (0.13)           (0.24)         (0.15)         (1.20)         (0.88)         (0.52)
   Capital                                 --            (0.06)         (0.19)         (0.06)            --             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (0.13)           (0.30)         (0.34)         (1.26)         (0.88)         (0.52)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   end of year                     $    10.68       $    10.74     $    10.91     $    10.82     $    10.95     $    11.18
----------------------------------------------------------------------------------------------------------------------------
Total return                             0.67%++          1.13%          4.06%         11.11%          6.13%         (1.62)%
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of
   year (000s)                     $   39,274       $   43,365     $   47,842     $   52,336     $   60,546     $   68,532
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                              1.38%+           1.34%          1.25%          1.23%          1.21%          1.26%
   Net investment income(3)              2.09+            2.29           2.93           3.62           4.35           4.39
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     9%              29%            29%            96%           121%           164%
----------------------------------------------------------------------------------------------------------------------------

(1)   For the six months ended April 30, 2004 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and ratio of net investment income to average net assets would have been $0.33, $0.10 and 3.06%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.



                                                  Smith Barney Mutual Funds   29

--------------------------------------------------------------------------------
For a Class B share of capital stock outstanding
throughout each year ended October 31, unless otherwise noted:
--------------------------------------------------------------------------------

                                   2004(1)(2)         2003(2)        2002(2)        2001(2)        2000(2)        1999(2)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year               $    10.77       $    10.94     $    10.85     $    10.92     $    11.16     $    11.87
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from
   operations:
Net investment income(3)                 0.08             0.19           0.24           0.32           0.42           0.45
   Net realized and
     unrealized
     gain (loss)(3)                     (0.04)           (0.13)          0.12           0.75           0.17          (0.69)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss)
   from operations                       0.04             0.06           0.36           1.07           0.59          (0.24)
----------------------------------------------------------------------------------------------------------------------------
Less distribution from:
   Net investment income                (0.11)           (0.17)         (0.08)         (1.08)         (0.83)         (0.47)
   Capital                                 --            (0.06)         (0.19)         (0.06)            --             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (0.11)           (0.23)         (0.27)         (1.14)         (0.83)         (0.47)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   end of year                     $    10.70       $    10.77     $    10.94     $    10.85     $    10.92     $    11.16
----------------------------------------------------------------------------------------------------------------------------
Total return                             0.32%++          0.53%          3.43%         10.48%          5.56%         (2.11)%
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of
   year (000s)                     $    1,883       $    2,439     $    2,405     $    3,001     $    5,574     $    9,485
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                              2.06%+           1.91%          1.88%          1.80%          1.76%          1.81%
   Net investment income(3)              1.41+            1.72           2.29           3.07           3.88           3.86
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     9%              29%            29%            96%           121%           164%
----------------------------------------------------------------------------------------------------------------------------

(1)   For the six months ended April 30, 2004 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Effective November 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.25, $0.11 and 2.43%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.



30   Smith Barney Inflation Management Fund

--------------------------------------------------------------------------------
For a Class O share of capital stock outstanding
throughout each year ended October 31, unless otherwise noted(1):
--------------------------------------------------------------------------------

                                   2004(2)(3)         2003(3)        2002(3)        2001(3)      2000(1)(3)       1999(3)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year               $    10.76       $    10.94     $    10.85     $    10.92     $    11.15     $    11.86
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from
   operations:
Net investment income(4)                 0.09             0.20           0.26           0.33           0.42           0.46
   Net realized and
     unrealized
     gain (loss)(4)                     (0.05)           (0.13)          0.12           0.76           0.18          (0.70)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss)
   from operations                       0.04             0.07           0.38           1.09           0.60          (0.24)
----------------------------------------------------------------------------------------------------------------------------
Less distribution from:
   Net investment income                (0.11)           (0.19)         (0.10)         (1.09)         (0.83)         (0.47)
   Capital                                 --            (0.06)         (0.19)         (0.07)            --             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (0.11)           (0.25)         (0.29)         (1.16)         (0.83)         (0.47)
----------------------------------------------------------------------------------------------------------------------------
Net assets value,
   end of year                     $    10.69       $    10.76     $    10.94     $    10.85     $    10.92     $    11.15
----------------------------------------------------------------------------------------------------------------------------
Total return                             0.36%++          0.61%          3.59%         10.69%          5.67%         (2.11)%
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of
   year (000s)                     $    2,243       $    2,317     $    2,298     $    1,934     $    1,752     $    1,731
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                              1.87%+           1.85%          1.69%          1.69%          1.67%          1.72%
   Net investment income(4)              1.60+            1.78           2.48           3.14           3.88           3.98
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     9%              29%            29%            96%           121%           164%
----------------------------------------------------------------------------------------------------------------------------

(1) On April 29, 2004, Class L shares were redesignated as Class C shares. Effective September __, 2004, Class C shares of the fund were redesignated as Class O shares. Class O shares are available for purchase only by persons who held Class C shares of the fund as of September __, 2004.
(2)   For the six months ended April 30, 2004 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method.
(4) Effective November 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.28, $0.10 and 2.62%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.



                                                  Smith Barney Mutual Funds   31

--------------------------------------------------------------------------------
For a Class Y share of capital stock outstanding
throughout each year ended October 31, unless otherwise noted:
--------------------------------------------------------------------------------

                                   2004(1)(2)         2003(2)        2002(2)        2001(2)        2000(2)         1999(2)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of year                         $    10.57       $    10.74     $    10.66     $    10.83     $    11.03     $    11.70
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from
   operations:
Net investment income(3)                 0.13             0.29           0.34           0.42           0.51           0.54
   Net realized and
     unrealized
     gain (loss)(3)                     (0.04)           (0.12)          0.11           0.73           0.18          (0.68)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss)
   from operations                       0.09             0.17           0.45           1.15           0.69          (0.14)
----------------------------------------------------------------------------------------------------------------------------
Less distribution from:
   Net investment income                (0.15)           (0.28)         (0.18)         (1.26)         (0.89)         (0.53)
   Capital                                 --            (0.06)         (0.19)         (0.06)            --             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                     (0.15)           (0.34)         (0.37)         (1.32)         (0.89)         (0.53)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   end of year                     $    10.51       $    10.57     $    10.74     $    10.66     $    10.83     $    11.03
----------------------------------------------------------------------------------------------------------------------------
Total return                             0.88%++          1.51%          4.39%         11.52%          6.59%         (1.28)%
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of
   year (000s)                     $   39,448       $   39,038     $   41,445     $   51,153     $   47,145     $   47,708
----------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Expenses                              0.93%+           0.91%          0.90%          0.86%          0.85%          0.91%
   Net investment income(3)              2.54+            2.71           3.28           3.96           4.71           4.69
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     9%              29%            29%            96%           121%           164%
----------------------------------------------------------------------------------------------------------------------------

(1)   For the six months ended April 30, 2004 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Effective November 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.36, $0.09 and 3.41%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.



32   Smith Barney Inflation Management Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)


Smith Barney Inflation Management Fund

A series of Smith Barney World Funds, Inc.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of Additional Information The Statement of Additional Information ("SAI") provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.(R)is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-06290)
FD02255 10/04

                 February 27, 2004, as revised October   , 2004


                      STATEMENT OF ADDITIONAL INFORMATION

                        SMITH BARNEY WORLD FUNDS, INC.
                               125 Broad Street
                           New York, New York 10004

   Smith Barney World Funds, Inc., an open-end management investment company (the "Company"), offers a choice of two series companies (each a "fund"):


      The Smith Barney Inflation Management Fund seeks total return as a primary investment objective and current income as a secondary investment objective. The fund seeks to achieve these objectives by investing primarily in inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities and corporations that are structured to provide protection against inflation, and certain other fixed income securities that the manager believes will provide protection against inflation.


      The International All Cap Growth Portfolio seeks total return on its assets from growth of capital and income. The fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of established foreign issuers.

   In either case, there can be no assurance that a fund will achieve its investment objective.


   The Smith Barney Inflation Management Fund offers four classes of shares:
Class A shares, which are sold with a front-end sales charge; Class B shares, which are available only upon exchange from another Smith Barney fund; Class C shares, which are sold without front-end or deferred sales charges; and Class O shares, which are available for purchase only to persons who were Class C
shareholders of the fund on September   , 2004. The International All Cap
Growth Portfolio offers three classes of shares, which may be purchased at the next-determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares) and/or (ii) on a deferred basis (Class B and Class C shares). Each fund offers an additional class of shares (Class Y shares) at net asset value (without any initial or deferred sales charge) only to investors investing a minimum of $5,000,000 with respect to the International All Cap Growth Portfolio and $15,000,000 with respect to the Smith Barney Inflation Management Fund. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

   This Statement of Additional Information is not a prospectus. It is intended to provide more detailed information about Smith Barney World Funds, Inc. as well as matters discussed in the Prospectus of the applicable fund. Therefore, it should be read in conjunction with the Prospectus of the Smith Barney
Inflation Management Fund dated February 27, 2004, as revised September   ,
2004, or the Prospectus of the International All Cap Growth Portfolio dated February 27, 2004, as amended, either of which may be obtained from your Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or a financial institution (each called a "Service Agent") or by writing to the Company at the address set forth above or calling the Company toll free at 800-451-2010.

   You may obtain a copy of the funds' Annual Reports to Shareholders for the fiscal year ended October 31, 2003 and the Semi-Annual Reports to Shareholders for the period ended April 30, 2004 without charge by writing to the Company at the address set forth above or calling the Company toll free at 800-451-2010.

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----
  Management of the Fund................................................   3
  Investment Policies...................................................   6
  Investment Practices..................................................   8
  Index-Related Securities..............................................   9
  Risk Factors..........................................................  24
  Investment Restrictions...............................................  29
  Taxes.................................................................  32
  Determination of Net Asset Value......................................  37
  Purchase of Shares....................................................  38
  Exchange Privilege....................................................  44
  Redemption of Shares..................................................  45
  Dividends and Distributions...........................................  47
  Investment Management and Other Services..............................  48
  Custodian.............................................................  54
  Independent Registered Public Accounting Firm.........................  54
  Voting................................................................  54
  Other Information about the Company...................................  55
  Financial Statements..................................................  56
  Appendix A--Ratings of Debt Obligations............................... A-1
  Appendix B--Summary of Proxy Voting Policies and Procedures........... B-1

                            MANAGEMENT OF THE FUND


Directors and Officers

   Pertinent information about the Directors and Officers of the Company, including their principal occupations during the past five years (their titles may have varied during that period), is set forth below. "Fund Complex" means the Company and any other investment companies associated with Citigroup Inc. ("Citigroup").


   Each Director and Officer of the Company noted as an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) is interested by virtue of his or her position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be interested persons of the Company, and are referred to as "Non-Interested Directors."

                                  Term of
                                  Office*                                      Number of
                                    and                                       Portfolios
                                 Length of                                      in Fund
                     Position(s)   Time                                         Complex
Name, Address, and    Held with   Served        Principal Occupation(s)        Overseen            Other Directorships
Age                    Company    (Years)         During Past 5 Years         by Director          Held by Director**
---                  ----------- --------- ---------------------------------- ----------- --------------------------------------

Non-Interested Directors:


Robert A. Frankel    Director      Since   Managing Partner of Robert A.           24     None
1961 Deergrass Way                  1999   Frankel Managing Consultants;
Carlsbad, CA 92009                         Former Vice President of The
Age 76                                     Readers Digest Association, Inc.


Michael E. Gellert   Director      Since   General Partner of Windcrest            17     Director of Dalet S.A. (publicly held
122 East 42nd Street                1999   Partners, a venture capital                    French company), Devon Energy Corp.,
New York, NY 10168                         firm                                           High Speed Access Corp., Humana,
Age 72                                                                                    Inc. (health benefits company)
                                                                                          SEACOR Smit, Inc. (offshore marine
                                                                                          services provider) and Six Flags, Inc.
                                                                                          (worldwide regional theme park
                                                                                          operators).


Rainer Greeven       Director      Since   Attorney, Rainer Greeven PC             17     Director of Continental Container
630 5th Avenue                      1994                                                  Corp.
New York, NY 10111
Age 67

Susan M. Heilbron    Director      Since   Owner/Consultant of Lacey &             17     None
P.O. Box 557                        1994   Heilbron, a public relations firm
Chilmark, MA 02535
Age 59

Interested Director:


R. Jay Gerken***     Chairman of   Since   Managing Director of Citigroup         221     None
Citigroup Asset      the Board,     2002   Global Markets Inc. ("CGM");
 Management          President             Chairman, President and Chief
("CAM")              and Chief             Executive Officer of SBFM,
399 Park Avenue      Executive             Travelers Investment Adviser, Inc
4th Floor            Officer               ("TIA") and Citi Fund
New York, NY 10022                         Management Inc. ("CFM");
Age 52                                     President and Chief Executive
                                           Officer of certain mutual funds
                                           associated with Citigroup;
                                           Formerly, Portfolio Manager of
                                           Smith Barney Allocation Series
                                           Inc. (from 1996 to 2001) and Smith
                                           Barney Growth and Income Fund
                                           (from 1996 to 2001)

--------
* Each Director serves until his or her successor is elected and qualified. ** This column includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "1934 Act") (i.e., "public companies") or other investment companies registered under the 1940 Act.
*** Mr. Gerken is an interested person of the Company because he is an officer of Smith Barney Fund Management ("SBFM" or the "Manager") and its affiliates.

                               Position(s)
                                Held with         Term of                   Principal Occupation(s)
Name, Address, and Age           Company           Office                     During Past 5 Years
----------------------   ------------------------ --------- --------------------------------------------------------
Officers:

Maurits E. Edersheim     Chairman                   Since   Deputy Chairman of Smith Barney International
CAM                                                 1991    Incorporated; Director and President of Amstel Hudson
399 Park Avenue                                             Management Corp. (offshore investment management);
New York, NY 10002                                          Director Esfinco NV (U.S. subsidiary of Spanish
Age [85]                                                    Construction Company)

Andrew B. Shoup          Senior Vice President      Since   Director of CAM; Senior Vice President and Chief
CAM                      and Chief Administrative   2003    Administrative Officer of mutual funds associated with
125 Broad Street         Officer                            Citigroup; Head of International Funds Administration of
10th Floor                                                  CAM (from 2001 to 2003); Director of Global Funds
New York, NY 10004                                          Administration of CAM (from 2000 to 2001); Head of
Age 47                                                      U.S. Citibank Funds Administration of CAM (from 1998
                                                            to 2000)

Jeffery J. Russell       Vice President and         Since   Managing Director of CGM
CAM                      Investment Officer          1994
399 Park Avenue
4th Floor
New York, NY 10022
Age 46

David A. Torchia         Vice President and         Since   Investment Officer, SBFM; Managing Director of CGM
CAM                      Investment Officer         2004
399 Park Avenue
New York, NY 10022
Age 43

Frederick Marki          Investment Officer         Since   Director of CGM
CAM                                                 2004
399 Park Avenue
New York, NY 10022
Age 43

Kaprel Ozsolak           Controller                 Since   Vice President of CGM
CAM                                                  2002
125 Broad Street
11th Floor
New York, NY 10004
Age 38

Robert I. Frenkel        Secretary                  Since   Managing Director and General Counsel of Global
CAM                      and Chief                  2003    Mutual Funds for CAM and its predecessor (since 1994);
300 First Stamford Place Legal Officer                      Secretary of CFM; Secretary and Chief Legal Officer of
4th Floor                                                   mutual funds associated with Citigroup
Stamford, CT 06902
Age 48

Andrew Beagley           Chief Anti-Money           Since   Director of CGM (since 2000); Director of Compliance,
CAM                      Laundering Compliance      2002    North America, CAM (since 2000); Chief Anti-Money
399 Park Avenue          Officer [and Chief                 Laundering Compliance Officer of mutual funds associated
New York, NY 10022       Compliance Officer]                with Citigroup; Director of Compliance, Europe, the
Age 40                                                      Middle East and Africa, CAM (from 1999 to 2000);
                                                            Compliance Officer, Salomon Brothers Asset Management
                                                            Limited, Smith Barney Global Capital Management Inc.,
                                                            Salomon Brothers Asset Management Asia Pacific Limited
                                                            (from 1997 to 1999)

   The Board of Directors is responsible for managing or directing the management of each fund's business affairs, including each fund's compliance with federal and state laws and its stated policies. The officers of the Company are responsible for overseeing each fund's day-to-day operations.

   The Board has a standing Audit Committee comprised of all of the Non-Interested Directors. The Audit Committee oversees the scope of the funds' audits, the funds' accounting and financial reporting policies and practices and their internal controls. The Audit Committee approves, and recommends to the Non-Interested Directors for their ratification, the selection, appointment, retention or termination of the funds' independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent auditors to the Manager and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.

   The Board also has a standing Governance Committee. All Non-Interested Directors are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Governance Committee did not meet during the most recent fiscal year.

   The following table sets forth the dollar range of equity securities in the fund beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the Fund Complex as of December 31, 2003:


                                                                              Aggregate Dollar Range of
                                                                              Equity Securities in All
                               Dollar Range of Equity  Dollar Range of Equity   Registered Investment
                               Securities in the Smith   Securities in the      Companies Overseen by
                                  Barney Inflation     International All Cap    Director in Family of
Name of Director                   Management Fund        Growth Portfolio      Investment Companies
----------------               ----------------------- ---------------------- -------------------------
Abraham E. Cohen/(1)/.........          none                    none                    none
Robert A. Frankel.............          none                    none               $10,001-$50,000
Michael E. Gellert............          none                    none                Over $100,000
Rainer Greeven................          none                    none                    none
Susan M. Heilbron.............          none                    none                    none
R. Jay Gerken.................          none              $50,000-$100,000          over $100,000

--------
/(1) /Mr. Cohen resigned from his position as a Director of the funds effective
     July 8, 2004.

   Citigroup has invested approximately $8-10 million in Virtual Growth Inc. through a private placement; Windcrest Partners, of which Michael Gellert is the general partner, has also invested in Virtual Growth Inc. Citibank N.A. has issued a $12 million line of credit to Windcrest Partners; the balance on that line of credit was $0 as of December 31, 2003. Citibank N.A. has also issued a $1.8 million line of credit in Mr. Gellert's name; the balance on that line of credit as of December 31, 2003, was $0.

   The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and Interested Directors of the Company are compensated by CGM.


                                                                                           Compensation
                                                                                           from Company
                                                                                             and Fund      Number of Funds
                                     Aggregate Compensation     Aggregate Compensation        Complex         for Which
                                      From the Smith Barney   From the International All Paid to Directors Director Serves
                                    Inflation Management Fund  Cap Growth Portfolio FYE    Calendar Year       Within
Name of Person                            FYE 10/31/03                 10/31/03           Ended 12/31/03    Fund Complex
--------------                      ------------------------- -------------------------- ----------------- ---------------
Abraham E. Cohen/(1)/..............            $690                       $2,002              $25,500             17
Robert A. Frankel..................            $990                       $2,302              $73,450             24
Michael E. Gellert.................            $823                       $2,135              $25,400             17
Rainer Greeven.....................            $823                       $2,135              $27,100             17
Susan M. Heilbron..................            $823                       $2,135              $27,100             17
R. Jay Gerken......................            None                       None                   None            221

--------
/(1)/ Mr. Cohen resigned from his position as a Director of the funds effective
      July 8, 2004.

   As of September   , 2004, Directors and Officers owned in the aggregate less than 1% of the outstanding securities of each fund.


                              INVESTMENT POLICIES

   Each fund's investment objectives may be changed only by the "vote of a majority of the outstanding voting securities" as defined in the 1940 Act. However, each fund's investment policies are nonfundamental, and thus may be changed by the Board of Directors, provided such change is not prohibited by the fund's fundamental investment restrictions (described under Investment Restrictions) or applicable law, and any such change is first disclosed in the then-current prospectus. Refer to "Investment Practices" and "Risk Factors" for further information on the funds' investments.


   Under unusual economic or market conditions as determined by the Manager, for defensive purposes each fund may depart from its principal investment strategies and temporarily invest all or any portion of its assets in all types of money market and short-term debt securities (including U.S. money market securities) or cash. To the extent a fund's assets are invested for temporary defensive purposes, they will not be invested in a manner designed to achieve that fund's investment objective. Although these specific investment policies may be changed without shareholder approval, each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% investment policy.

Smith Barney Inflation Management Fund

   Under normal circumstances, the fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities and corporations that are structured to provide protection against inflation, and certain other fixed income securities that the manager believes will provide protection against inflation. Inflation-protected securities will include U.S. Treasury Inflation Protected Securities ("U.S. TIPS") as well as other bonds issued by U.S. and non-U.S. government agencies or instrumentalities or corporations and derivatives related to such securities. U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price for All Urban Consumers, commonly known as the "CPI," calculated with a three-month lag).

   The manager will allocate the fund's assets among inflation-protected securities that are structured to provide protection against inflation and certain other fixed income securities that the manager believes will provide protection against inflation. The securities in which the Fund invests may include dollar and non-dollar denominated securities, mortgage- and asset-backed securities and derivative instruments such as options, futures contracts, mortgage dollar rolls and swap agreements. Under normal market conditions, the average credit quality of the fund will be between A and AAA rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or between A2 and Aaa rated by Moody's Investors Service Inc. ("Moody's"). The fund may also invest in unrated securities that the manager, in its reasonable judgment, determines to be of the same credit quality as the rated securities. The fund's average portfolio duration (a measure of the fund's sensitivity to interest rates) is expected to be between one and eight years.

   Inflation-protected securities are fixed income securities that are structured to provide protection against inflation and whose principal value or coupon (stated interest rate) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is not guaranteed for inflation-protected securities, and, as a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

   U.S. TIPS are inflation-protected securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. U.S. TIPS pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed. The current market value of U.S. TIPS is not guaranteed and will fluctuate.

   The value of inflation-protected securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities. There can be no assurance, however, that the value of inflation-protected securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

   The fund may also invest in other fixed income securities that the manager believes will provide protection against inflation, including floating rate and other short duration securities. Floating rate securities bear interest at rates that are not fixed but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The fund may also invest in interest only securities ("IOs"), which are a form of stripped mortgage-backed security that receives all of the interest on a pool of mortgage assets (while another class, the principal only or "PO" class, receives all of the principal).

   The fund may invest up to 10% of its net assets in any other securities, including other government securities, other types of mortgage- and asset-backed securities that the manager does not believe will provide protection against inflation, other investment-grade fixed income securities and equity securities.

International All Cap Growth Portfolio

   Under normal market conditions, the International All Cap Growth Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to obtain such securities, and may invest up to 20% of the fund's assets in bonds, notes and other debt securities (consisting of securities issued in the Eurocurrency markets, obligations of the United States or foreign governments and their political sub-divisions or established non-United States issuers).

   In seeking to achieve its objective, the fund presently expects to invest its assets primarily in common stocks of established non-United States companies which in the opinion of the Manager have potential for growth of capital.

   Except as otherwise provided, the fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the Manager may determine from time to time. Allocation of the fund's investments will depend upon the relative attractiveness of the international markets and particular issuers. Concentration of the fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

   It is expected that fund securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, United States securities exchanges and over-the-counter markets.

   To the extent that the fund's assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. and foreign high quality money market instruments and equivalents.

                             INVESTMENT PRACTICES

   Each of the following investment practices is subject to the limitations set forth under "Investment Restrictions."

EQUITY SECURITIES


   Common Stocks (both funds). Each fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


   Preferred Stocks and Convertible Securities (both funds). Each fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.


   Warrants (both funds). Each fund may purchase warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   REITs (both funds). Each fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").


   Illiquid and Restricted Securities (both funds). Each fund may invest up to 15% of its net assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")), with contractual or other restrictions on resale and other instruments that are not readily marketable. Some restricted securities can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Board of Directors may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a fund's restriction on illiquid investments. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

   American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") (both funds). Each fund may purchase ADRs, EDRs and GDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

   Index-Related Securities (both funds). Each fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index ("Equity Equivalents"). Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund's assets across a broad range of equity securities.

   To the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of fund shares.


FIXED INCOME SECURITIES


   U.S. TIPS (Smith Barney Inflation Management Fund). U.S. TIPS are inflation-protected securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers ("CPI"), calculated with a three-month lag). U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. The CPI calculated by the U.S. Department of Treasury for the first day of each calendar month is the CPI for the third preceding calendar month. For example, the CPI used for April 1 in any year is the CPI for January of that year, which is reported in February. The factor used to calculate the principal amount of a U.S. TIPS each day is determined by a linear interpolation between the CPI for the first day of the month and the CPI on the first day of the next month.

   The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, and has announced its intention to issue U.S. TIPS with five- and twenty-year maturities. U.S. TIPS have previously been issued with maturities of five, ten and thirty years. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the fund holds a U.S. TIPS, the fund may earn less on the security than on a conventional bond.

   Interest Only Securities (Smith Barney Inflation Management Fund). Interest only securities ("IOs") are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

   Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal ("PO" or principal-only class)). The yield to maturity on IOs and POs that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

   Structured Notes and Related Instruments (Smith Barney Inflation Management
Fund). The fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

   Corporate Debt Obligations (both funds). Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

   U.S. Government Securities (both funds). The U.S. Government securities in which each fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality.

   Mortgage-Backed and Asset-Backed Securities (both funds). Each fund may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. Each fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

   Sovereign Debt Obligations (both funds). Each fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

   Loans and Other Direct Debt Instruments (both funds). Each fund may purchase interests in amounts owed by a corporate, governmental, or other borrower to another party. These interests may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a fund to supply additional cash to the borrower on demand.

   Floating and Variable Rate Income Securities (both funds). Each Fund may invest in floating and variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter-Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. Such securities include variable rate master demand notes (see "Commercial Paper" below).

   Zero Coupon, Discount and Payment-in-kind Securities (both funds). Each fund may invest in "zero coupon" and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment in kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

   Premium Securities (both funds). Each fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. In such cases the purchase of such securities provides a fund a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. If securities purchased by a fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, a fund will recognize a capital loss if it holds such securities to maturity.


   Yankee Bonds (both funds). Each fund may invest in U.S. dollar denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

   Loan Participations and Assignments (both funds). Each fund may invest in loan participations ("Participations"). By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund's having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the fund may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower. A fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by the Manager to be creditworthy.


   A fund also may invest in assignments of portions of loans from third parties ("Assignments"). When it purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. A fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the fund to assign a value to those securities or purposes of valuing the fund's portfolio and calculating its net asset value.


   Short-Term Investments (both funds). In certain circumstances the funds may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent a fund is investing in short-term investments as a temporary defensive posture, such fund's investment objective may not be achieved.

   Commercial Paper (both funds). Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as a fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the fund's net assets would be invested in such notes and other illiquid securities.

   Commercial Bank Obligations (both funds). For the purposes of each fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and foreign branches.


DERIVATIVE CONTRACTS


   Options, Futures and Currencies (both funds). Each fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund, and for non-hedging purposes. These techniques are described in detail below.

   Writing Covered Call Options (both funds). Each fund may write (sell) covered call options. Covered call options will generally be written on securities and currencies which, in the opinion of the Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.


   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The Manager and the Company believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the funds will not do.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each fund's investment objective. When writing a covered call option, the fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account with the fund's custodian.

   The premium the fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

   Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

   Each fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by each fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

   Each fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.


   Purchasing Put Options (both funds). Each fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.


   Each fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

   Each fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The premium paid by a fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.


   Purchasing Call Options (both funds). Each fund may purchase call options. As the holder of a call option, a fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.


   Each fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return.


   Stock Index Options (both funds). Each fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.

   Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to the manager's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

   The funds will engage in stock index options transactions only when determined by the Manager to be consistent with the funds' efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

   Interest Rate and Currency Futures Contracts (both funds). Each fund may enter into interest rate or currency futures contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund, as a substitute for buying or selling currencies or securities, as a cash flow management technique or for non-hedging purposes. A fund's hedging may include holding futures as an offset against anticipated changes in interest or currency exchange rates. A fund may also enter into futures contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

   Although techniques other than sales and purchases of futures contracts could be used to reduce a fund's exposure to interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

   Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. There can be no assurance, however, that a fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

   Each fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the fund owns, or futures contracts will be purchased to protect a fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase, as a substitute for buying or selling securities or currencies or as a cash flow management technique. Each fund may also enter into futures transactions for non-hedging purposes.

   "Margin" with respect to futures contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate futures trading and to maintain the fund's open positions in futures contracts. A margin deposit made when the futures contract is entered into ("initial margin") is intended to assure the fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the futures contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open futures contracts. Each fund expects to earn interest income on its margin deposits.

   Options on Futures Contracts (both funds). Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to purchasing call and put options on futures, each fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on futures contracts.

   To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

   Neither fund is a commodity pool. Each fund is operated by a person who has claimed an exemption from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to a registration and regulation under the Commodity Exchange Act. As a result, neither fund is restricted in its ability to enter into futures contracts and options thereon under regulations of the Commodity Futures Trading Commission ("CFTC"). The SEC staff takes the position that a fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

   Forward Currency Contracts, Options on Currency and Currency Swaps (both funds). A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Each fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.


   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the fund's assets that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. Each fund, however, may enter into forward contracts with deposit requirements or commissions.

   A put option gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the fund anticipates purchasing securities.

   Each fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   A fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.


   Interest Rate Swaps, Caps and Floors (both funds). Among the hedging transactions into which the funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Each fund intends to use these transactions as a hedge and not as a speculative investment. Neither fund will sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.


   A fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Manager and the funds believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to their borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

   Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Each fund intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The funds are not limited to any particular form or variety of swap agreement if management determines it is consistent with the fund's investment objective and policies.

   A fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When a fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

   New options and futures contracts and various combinations thereof continue to be developed and the funds may invest in any such options and contracts as may be developed to the extent consistent with their investment objectives and regulatory requirements applicable to investment companies.


OTHER PRACTICES


   Repurchase Agreements (both funds). Each fund may enter into repurchase agreements. The International All Cap Growth Portfolio may invest in repurchase agreements up to 25% of its total assets. A repurchase agreement is a contract under which a fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is each fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by a fund which are collateralized primarily by the securities subject to repurchase. A fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, the Manager monitors the creditworthiness of all issuers with which each fund enters into repurchase agreements.

   For the purpose of investing in repurchase agreements, the Manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a fund than would be available to a fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

   Reverse Repurchase Agreements (both funds). Each fund does not currently intend to commit more than 5% of its net assets to reverse repurchase agreements. Each fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by a fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Company can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Company intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating fund's assets. The Company's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

   Borrowing (both funds). Each fund may borrow up to 33% of the value of its total assets from banks for temporary or emergency purposes, such as to meet the fund's redemptions.


   Leverage (International All Cap Growth Portfolio). The International All Cap Growth Portfolio may borrow from banks, on a secured or unsecured basis, up to 33% of the value of its total assets and use the proceeds to make additional investments. Income and appreciation from such investments will improve the fund's performance if they exceed the associated borrowing costs, but will impair the fund's performance if they are less than the borrowing costs. This speculative factor is known as "leverage."

   Leverage creates an opportunity for increased returns to shareholders of a fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the fund's shares and in the fund's yield. Although the principal or stated value of such borrowings will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the fund.


   Securities Lending (both funds). Consistent with applicable regulatory requirements and for cash management purposes, each fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The funds may not lend portfolio securities to the manager or its affiliates unless they have applied for and received specific authority from the SEC. Loans of portfolio securities by the funds will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

   In lending its portfolio securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the fund's portfolio securities are loaned: (a) the fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, the fund may return to the borrower and/or a third party, which is unaffiliated with the fund or the Manager and is acting as a "finder," a part of the interest earned from the investment of collateral received for securities loaned.

   Generally, the borrower will be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Taxes" below).

   When-Issued and Delayed Delivery Securities (both funds). Each fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. State Street Bank and Trust Company, the Company's custodian (the "Custodian"), will maintain, in a segregated account of the applicable fund, cash, debt securities of any grade or equity securities, having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are market to market daily, pursuant to guidelines established by the Directors. The Custodian will likewise segregate securities sold on a delayed basis. The payment obligations and the interest rates that will be received are each fixed at the time a fund enters into the commitment and no interest accrues to the fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

   Short Sales (both funds) Each fund may sell securities "short against the box." While a short sale is the sale of a security the fund does not own, it is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   Equity Swaps (International All Cap Growth Portfolio). The fund may enter into equity swap agreements. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, the Portfolio would generally have to own other assets returning approximately the same amount as the interest rate payable by the Portfolio under the swap agreement. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The "notional amount" of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange.

   Credit Quality (Smith Barney Inflation Management Fund). The Smith Barney Inflation Management Fund usually will attempt to maintain a portfolio with an average credit quality rated between A2 and Aaa by Moody's or between A and AAA by S&P. The Manager determines the fund's average credit quality by calculating on a daily basis the weighted average of the credit ratings of the fund's investments. Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may not be able to maintain the average credit quality mentioned above. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts. The Manager in its reasonable judgment will determine what rating to assign to unrated securities.

   Duration Management (Smith Barney Inflation Management Fund). The average portfolio duration of the Smith Barney Inflation Management Fund will normally be within one to eight years, based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates.


   The Company's Articles of Incorporation permit the Board of Directors to establish additional series of the Company from time to time. The investment objectives, policies and restrictions applicable to additional funds would be established by the Board of Directors at the time such funds were established and may differ from those set forth in the Prospectuses and this Statement of Additional Information.

                                 RISK FACTORS

   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Non-Diversification and Geographic Concentration. Funds that are "non-diversified" are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, and thus may be subject to greater credit and liquidity risks with respect to their individual portfolios than a fund that is more broadly diversified. In addition, concentration of a fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

   Fixed Income Securities. Investments in fixed income securities may subject the funds to risks, including the following:

          Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

          Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

          Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.


   Inflation-Protected Securities Risks. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities.

   If the Smith Barney Inflation Management Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. Additionally, if the fund purchases inflation-protected securities in the secondary market whose price has been adjusted upward due to real interest rates decreasing, the fund may experience a loss if real interest rates subsequently increase. If inflation is lower than expected during the period the fund holds an inflation-protected security, the fund may earn less on the security than on a conventional bond. Other than U.S. TIPS, the principal value of inflation-protected securities are not guaranteed. However, if the fund sells U.S. TIPS in the secondary market prior to maturity, the fund may experience a loss.

   In addition, any increase in principal value caused by an increase in the index the inflation-protected securities are tied to is taxable in the year the increase occurs, even though the fund will not receive cash representing the increase at that time. As a result, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. See "Taxes."

   If real interest rates rise (i.e., if interest rates rise for reasons other than inflation (for example, due to changes in currency exchange rates)), the value of the inflation-protected securities in the fund's portfolio will decline. Moreover, because the principal amount of inflation-protected securities would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. Inflation-protected securities are tied to indices that are calculated based on the rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the real rate of inflation.

   The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets. Although the U.S. Treasury has announced that it will issue additional inflation-protected securities, there is no guarantee it will do so. There are a limited number of inflation-protected securities that are currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

   Income distributions of the fund are likely to fluctuate more than a conventional bond fund. Investors in the fund who do not reinvest income distributions from inflation adjustments will not maintain the full potential of their investment to seek protection against inflation over the long term.

   Below Investment Grade Fixed Income Securities (International All Cap Growth Portfolio). Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains are also subject to taxation in some foreign countries.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

   Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

   Each fund may invest in closed-end investment companies that concentrate their investments in the securities of a particular country. In accordance with the 1940 Act, each fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for a fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

   In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts a fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the fund's investments in certain foreign banks and other financial institutions.

   Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

   Derivative Instruments. In accordance with its investment policies, each fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.


   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage, currency and credit default swaps. The following are the principal risks associated with derivative instruments.


   Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

   Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

   Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

   Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for a fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of each such instrument in relation to the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.


   Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

   Furthermore, in the case of a futures contract purchase, in order to be certain that each fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the Futures Contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Issuer Risk. The value of fixed-income securities issued by corporations may decline for a number of reasons which directly relate to the issuer such as management performance, financial leverage or reduced demand for the issuer's goods and services.

   Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk. To the extent a fund invests significantly in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by a fund may have especially volatile prices and may have a disproportionate effect on the fund's share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the fund's returns because the fund may have to reinvest that money at lower prevailing interest rates. The fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.

   Inflation Risk. Inflation risk is the risk that the value of certain fixed income assets or income from investments will be worth less in the future as inflation decreases the value of money; although this risk is decreased to the extent a substantial portion of the Smith Barney Inflation Management Fund is invested in U.S. TIPS or other inflation-protected securities. As inflation increases, the real value of the fund's shares and distributions can decline.


   European Monetary Union (EMU). As part of EMU, on January 1, 1999, 11 European countries adopted a single common currency--the euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. However, EMU and the introduction of the euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds' portfolios; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the funds.

                            INVESTMENT RESTRICTIONS

   The Company has adopted the following fundamental restrictions, which cannot be changed without approval by a "vote of a majority of the outstanding voting securities" of each fund affected by the change as defined in the 1940 Act and Rule 18f-2 thereunder (see "Voting"). The Company also has adopted certain non-fundamental policies, which can be changed without shareholder approval. These policies are described in more detail below.


   Without the approval of a majority of its outstanding voting securities, the Smith Barney Inflation Management Fund may not:


      1. Change its subclassification as an open-end fund.


      2. Change its subclassification as a non-diversified company.


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

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      6. Issue senior securities.

      7. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      8. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.


   In addition, the following policies have also been adopted by the Smith Barney Inflation Management Fund but are not fundamental and accordingly may be changed by approval of the Board of Directors. The fund may not:


      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Have more than 15% of its total assets at any time invested in or subject to puts, calls or combinations thereof.

      3. Invest in companies for the purpose of exercising control or management.

      4. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      5. Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

      6. Invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.

      7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in or sponsor such programs.

      8. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

   Without the approval of a majority of its outstanding voting securities, the International All Cap Growth Portfolio may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      4. Borrow money, except that (a) the Portfolio may borrow from banks under certain circumstances where the fund's Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the fund's return from investments of the proceeds of the borrowing in portfolio securities or (ii) meeting redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

      5. Make loans, this restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, as amended, in disposing of portfolio securities.

      7. Issue "senior securities".

   In addition, the following policies have also been adopted by the International All Cap Growth Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Purchase interests in oil, gas and/or mineral exploration or development programs (including mineral leases), except for purchases of currencies and futures and options and other related contracts as described in the Prospectus from time to time and except for the purchase of marketable securities issued by companies that have such interests.

      3. Purchase securities of any other registered investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that each of the funds may also purchase shares of other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act.

      4. Make investments in securities for the purpose of exercising control or managing the issuer.

      5. Purchase securities of any issuer (including any predecessor) which has been in operation for less than three years if immediately after such purchase more than 5% of the value of the total assets of the fund would be invested in such securities.

      6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

                                     TAXES


   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


The Funds and Their Investments

   Each fund intends to continue to qualify to be treated as a separate regulated investment company under the Code each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.


   On October 31, 2003, the unused capital loss carryovers, by fund, were approximately as follows: Smith Barney Inflation Management Fund, $690,000, expiring on October 31, 2008, and International All Cap Growth Portfolio, $8,820,000, expiring on October 31, 2009. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover.


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

   The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   A fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.


   A fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund's investments.


   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

   Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

   If a fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, a fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, a fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   Each fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.


   Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by a fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a fund after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.


   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates. Since the Smith Barney Inflation Management Fund invests primarily in inflation-protected securities it does not anticipate that a significant portion of its dividends will be eligible for treatment as qualified dividend income.


   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Backup Withholding. A fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.


   Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.


Other Taxes

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.


                       DETERMINATION OF NET ASSET VALUE


   The net asset value per share of each fund's Classes is calculated on each day, Monday through Friday, except days that the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by each fund in valuing its assets.

   Securities for which reliable market prices or quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Portfolio securities listed on Nasdaq for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued on the basis of valuations provided by dealers in those instruments or an independent pricing service approved by the Board of Directors. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received from writing call and put options will be recorded as a liability, the value of which is marked to market daily. Any other investments of a fund, including restricted securities, listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available) or securities whose value has been materially affected by events occurring after the close of the relevant market but prior to the close of the NYSE, are valued at a fair value determined in good faith by the Board of Directors, generally based upon recommendation provided by SBFM. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars when the London Stock Exchange closes.

   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund.


                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the Prospectuses for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                                                Offering Price
                                           Inflation Management Fund
                                        ------------------------------
                                        of Sales Charge  Sales Charge
                                            as % of         as % of
         Amount Investment              Offering Price  Amount Invested
         -----------------              --------------- ---------------
         Up to $499,999................      2.00%           2.04%
         $500,000 and over.............         *               *

                                                Offering Price
                                                International
                                           All Cap Growth Portfolio
                                        -----------------------------
                                         Sales Charge   Sales Charge
                                          as a % of       as a % of
         Amount Investment              Offering Price Amount Invested
         -----------------              -------------- ---------------
         Less than $25,000.............      5.00%          5.26%
         $ 25,000 - $49,999............      4.00           4.17
         $ 50,000 - $99,999............      3.50           3.63
         $100,000 - $249,999...........      3.00           3.09
         $250,000 - $499,999...........      2.00           2.04
         $500,000 and over.............         *              *

--------
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Citigroup Global Markets Inc. ("CGM"), which compensates Smith Barney Financial Consultants and Service Agents whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B shares, Class C shares (for International All Cap Growth Portfolio) and Class O shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."


   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


   Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. Class B shares of the Smith Barney Inflation Management Fund are available only through exchanges of Class B shares of other Smith Barney funds. See "Deferred Sales Charge Provisions" below.

   Class C Shares (Smith Barney Inflation Management Fund). Class C shares of the Smith Barney Inflation Management Fund are sold without an initial sales charge or deferred sales charge.

   Class C Shares (International All Cap Growth Portfolio). Class C shares of the International All Cap Growth Portfolio are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class O Shares (Smith Barney Inflation Management Fund). Class O shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. Class O shares are available only to persons who held Class C shares of the Smith Barney Inflation Management Fund on September 30, 2004. See "Deferred Sales Charge Provisions" below.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 ($5,000,000 for International All Cap Growth Portfolio) (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CititStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).


General


   Investors may purchase shares from a Service Agent or a Smith Barney Financial Consultant. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class B, Class C, Class O or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. (the "sub-transfer agent") are not subject to a maintenance fee.

   Investors in Class A, Class B, Class C and Class O shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000 ($5,000,000 for International All Cap Growth Portfolio). Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B, Class C and Class O shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B, Class C and Class O shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B, Class C and Class O shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

   Purchase orders received by a fund or a Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.


   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees (including retired Board Members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement;
(j) purchases by Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (l) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (m) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by any "person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.


   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). For International All Cap Growth Portfolio, investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the fund and agree to purchase a total of $5,000,000 of Class Y of the fund within 6 months of the date of the Letter. For Smith Barney Inflation Management Fund, investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, or $5 million is not made within 6 months for the International All Cap Growth Portfolio, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.


Deferred Sales Charge Provisions


   "Deferred Sales Charge Shares" may apply to: (a) Class B shares; (b) Class C shares of the International All Cap Growth Portfolio; (c) Class O shares of the Smith Barney Inflation Management Fund; and (d) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class C shares of the International All Cap Growth Portfolio, Class O shares of the Smith Barney Inflation Management Fund and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class C shares of the International All Cap Growth Portfolio, Class O shares of the Inflation Management Fund and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders. See "Smith Barney Funds Retirement Program."

                             Deferred Sales Charge


                                           Smith Barney        International All Cap
Year Payment Was Made Since Purchase Inflation Management Fund   Growth Portfolio
------------------------------------ ------------------------- ---------------------
        First.......................           5.00%                   5.00%
        Second......................           4.00                    4.00
        Third.......................           3.00                    3.00
        Fourth......................           2.00                    2.00
        Fifth.......................           1.00                    1.00
        Sixth and thereafter........           0.00                    0.00


   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For U.S. federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.


   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge


   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney Funds Retirement Program


   Each fund offers Class A shares, at net asset value, to participating plans for which Paychex, Inc. ("Paychex") acts as the plan's recordkeeper. In addition, the International All Cap Growth Portfolio offers Class C shares, at net asset value, to participating plans for which Paychex acts as the plan's recordkeeper and the Smith Barney Inflation Management Fund offers Class C and Class O shares, at net asset value, to participating plans for which Paychex acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.


   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.


   Class C Shares (Smith Barney Inflation Management Fund). Class C shares of the Smith Barney Inflation Management Fund may be purchased by plans investing less than $3 million.

   Class C Shares (International All Cap Growth Portfolio). Class C shares of the International All Cap Growth Portfolio may be purchased by plans investing less than $3 million. Class C shares of the International All Cap Growth Portfolio are eligible to exchange into Class A shares not later than 8 years after the plan joined the program.

   Class O Shares (Smith Barney Inflation Management Fund). Class O shares may be purchased by plans investing less than $3 million. Class O shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program.

   Class C shares and Class O shares are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C or Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C or Class O shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C or Class O shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C or Class O shares, but instead may acquire Class A shares of the same fund. Any Class C or Class O shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C or Class O exchange privileges applicable to their plan.

                              EXCHANGE PRIVILEGE

   Except as noted below and in the Prospectuses, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B, Class C and Class O shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

      Class A and Class Y shares of a fund may be exchanged without a sales charge for shares of the corresponding shares of any of the Smith Barney Mutual Funds.

      Class B shares of a fund may be exchanged without a sales charge. Class B shares of a fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      Class C shares of a fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class C shares of a fund exchanged for Class C shares, respectfully of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased. If you exchange shares that are not already subject to a deferred sales charge, you may be subject to a 1.00% deferred sales charge if you redeem your shares within one year of the date of the exchange. If the exchanged shares were previously held subject to a deferred sales charge, your deferred sales charge (if any) will be measured from the date of the original purchase rather than from the date of the exchange. You should contact your Smith Barney Financial Consultant or a Service Agent for further information.

      Class O shares of Smith Barney Inflation Management Fund may be exchanged without a sales charge for Class C shares of another Smith Barney Mutual Fund.

   The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the funds and their shareholders. Accordingly, if the Manager, in its sole discretion, determines that an investor has engaged in excessive trading, a fund, with or without prior notice, may temporarily or permanently terminate that investor's exchange privileges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a fund will take no other action with respect to the shares until it receives further instructions from the investor. The funds' policy on excessive trading applies to investors who invest in the funds directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectuses.

   During times of drastic economic or market conditions, a fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.


                             REDEMPTION OF SHARES


   Each fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

   The right of redemption of shares of the funds may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.


   The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

   If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share price" in the Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.


   Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:


   Smith Barney World Funds, Inc./[name of fund]
   Class A, B, C, O or Y (please specify)
   c/o PFPC Inc.
   P.O. Box 9699
   Providence, Rhode Island 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

   Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of a fund.

   Applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.


   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)


   Redemptions. Redemption requests of up to $10,000 of any class or classes of shares of a fund may be made by eligible shareholders by calling the sub-transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.


   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the fund nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   Share Certificates. The funds do not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


                          DIVIDENDS AND DISTRIBUTIONS


   The International All Cap Growth Portfolio declares and pays income dividends at least annually on its shares. The Smith Barney Inflation Management Fund declares and pays income dividends monthly. Each fund makes annual distributions of capital gains, if any, on its shares.

   If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no initial or Deferred Sales Charges. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant or Service Agent. A shareholder whose accounts is held directly at the sub-transfer agent should notify the sub-transfer agent in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

   The per share dividends on Class B, Class C and Class O shares of a fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B, Class C and Class O shares. The per share dividends on Class A shares of a fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C, Class O and Class Y shares.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager


   SBFM serves as each fund's investment manager. The Manager is a wholly owned subsidiary of CGM. CGM is a wholly owned subsidiary of Citigroup. The Manager was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware limited liability company in 1999. As of June 30, 2004 the Manager
had aggregate assets under management of approximately $   billion. The Manager
is located at 399 Park Avenue, New York, New York 10022. The term "Smith Barney" in the title of the Company and the funds has been adopted by permission of CGM and is subject to the right of CGM to elect that the Company stop using the term in any form or combination of its name.


   The Manager manages the day-to-day operations of each fund pursuant to a management agreement entered into by the Company on behalf of the fund under which the Manager is responsible for furnishing or causing to be furnished to the fund advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the fund and furnishes the fund with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Company. By written agreement the Research and other departments and staff of CGM furnish the Manager with information, advice and assistance and are available for consultation on the fund, thus CGM may also be considered an investment adviser to the Company. CGM's services are paid for by the Manager on the basis of direct and indirect costs to CGM of performing such services; there is no charge to the Company for such services. For the services provided by the Manager, the management agreement provides that each fund will pay the Manager an annual fee calculated as a percentage of the fund's average daily net assets, paid monthly.


   The Management Agreement for the Smith Barney Inflation Management Fund provides for an annual fee calculated at the rate of 0.60% of the fund's average daily net assets, paid monthly; the Management Agreement for the International All Cap Growth Portfolio provides for an annual fee calculated at the rate of 0.85% of the fund's average daily net assets, paid monthly. Prior
to [September   ], 2004, the Smith Barney Inflation Management Fund paid the
Manager a fee of 0.75% of its average daily net assets.

   For the 2001, 2002 and 2003 fiscal years and the six months ended April 30, 2004 the management fees for each fund were as follows:



Fund                                   2001       2002       2003      2004*
----                                ---------- ---------- ---------- ----------
International All Cap Growth
  Portfolio........................ $7,868,424 $4,892,936 $3,394,822 $1,742,222
Smith Barney Inflation Management
  Fund.............................    826,540    750,295    689,319  1,319,317

   -----
   * For the six months ended April 30, 2004.


   Each Management Agreement provides that all other expenses not specifically assumed by the Manager under the Management Agreement on behalf of the fund are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians (including amounts as custodian and amounts for keeping books and for rendering other services to the Company) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the Company's shares and the Company under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incidental to the Company's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each fund; general corporate expenses are allocated on the basis of the relative net assets.

   The Manager also acts as investment adviser to numerous other open-end investment companies. CGM also advises profit-sharing and pension accounts. CGM and its affiliates may in the future act as investment advisers for other accounts.


   The Management Agreement with respect to each fund has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Company's board of directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Non-Interested Directors of the fund's board with such Non-Interested Directors casting votes in person at a meeting called for such purpose. [In approving the continuation of each fund's Management Agreement, the board, including the Non-Interested Directors, (1) considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the fund, (2) compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and (3) analyzed the expenses incurred by the Manager with respect to the fund. The board also considered each fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the Manager from brokers-dealers who execute transactions on behalf of each fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Management Agreement was in the best interests of each fund and its shareholders. The Non-Interested Directors were advised by separate independent legal counsel throughout the process.] Each fund or the Manager may terminate the Management Agreement with respect to that fund on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, their investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Proxy Voting Guidelines and Procedures. Although individual board members may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is a summary of the guidelines and procedures that each fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the Manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with each fund's investment objectives.

   Distributor. Effective June 5, 2000, each fund has entered into an agreement with CGM to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement. CGM is an affiliate of the Manager.

   Commissions on Class A Shares. For the fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003 and the six months ended April 30, 2004, the aggregate dollar amounts of commissions received by CGM on the sale of Class A shares were as follows:

                                                         Class A
                                           -----------------------------------
                                           11/01/00 11/01/01 11/01/02 11/01/03
                                           through  through  through  through
  Name of Fund                             10/31/01 10/31/02 10/31/03 4/30/04
  ------------                             -------- -------- -------- --------
  Smith Barney Inflation Management Fund.. $ 15,000 $  8,000 $ 13,000 $ 3,000
  International All Cap Growth Portfolio..  425,000  238,000  160,000  56,000


   Commissions on Class B Shares. For fiscal year ended October 31, 2001, the aggregate dollar amount of commissions received by CGM on the sale of Class B shares were as follows:


                                                        Class B
                                                    ----------------
                                                    11/01/00 through
           Name of Fund                                 10/31/01
           ------------                             ----------------
           Smith Barney Inflation Management Fund..     $      0
           International All Cap Growth Portfolio..      101,001

   Commissions on Class C Shares (International All Cap Growth Portfolio) and Class O Shares (Smith Barney Inflation Management Fund). For the fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003 and the six months ended April 30, 2004, the aggregate dollar amounts of commissions received by CGM on the sale of Class C shares of the International All Cap Growth Portfolio and Class O shares (formerly, Class C shares) of the Smith Barney Inflation Management Fund shares were as follows:

                                         11/01/00 through 11/01/01 through 11/01/02 through 11/01/03 through
Name of Fund                                 10/31/01         10/31/02         10/31/03         4/30/04
------------                             ---------------- ---------------- ---------------- ----------------
Smith Barney Inflation Management Fund,
  Class O...............................     $     0          $ 1,000          $ 4,000           $    0
International All Cap Growth Portfolio,
  Class C...............................      99,000           29,000           13,000            5,000

   Deferred Sales Charges on Class A, B, Class C (International All Cap Growth Portfolio) and Class O Shares (Smith Barney Inflation Management Fund). For the 2001, 2002, and 2003 fiscal years and the six months ended April 30, 2004, the following deferred sales charges were paid to CGM on redemptions of the funds' shares:

                                                                    Class A
                                         -------------------------------------------------------------
                                          Fiscal Year    Fiscal Year    Fiscal Year   11/01/03 through
Name of Fund                             Ended 10/31/01 Ended 10/31/02 Ended 10/31/03     4/30/04
------------                             -------------- -------------- -------------- ----------------
Smith Barney Inflation Management Fund..    $     0        $ 8,000        $     0            $0
International All Cap Growth Portfolio..     68,000         21,000         88,000             0

                                                                    Class B
                                         -------------------------------------------------------------
                                          Fiscal Year    Fiscal Year    Fiscal Year   11/01/03 through
Name of Fund                             Ended 10/31/01 Ended 10/31/02 Ended 10/31/03     4/30/04
------------                             -------------- -------------- -------------- ----------------
Smith Barney Inflation Management Fund..    $  3,000       $ 3,000        $ 1,000         $ 4,000
International All Cap Growth Portfolio..     164,000        81,000         37,000          16,000

                                                                   Class C/O
                                         -------------------------------------------------------------
                                          Fiscal Year    Fiscal Year    Fiscal Year   11/01/03 through
Name of Fund                             Ended 10/31/01 Ended 10/31/02 Ended 10/31/03     4/30/04
------------                             -------------- -------------- -------------- ----------------
Smith Barney Inflation Management Fund,
  Class O...............................    $     0         $    0         $1,000          $    0
International All Cap Growth Portfolio,
  Class C...............................     16,000          2,000          1,000           1,000

   Distribution Arrangements. To compensate CGM for the services it provides and for the expenses it bears, each fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B, Class C and Class O shares. The service fee is primarily used to pay Smith Barney Financial Consultants for servicing shareholder accounts. In addition, each fund pays CGM a distribution fee with respect to Class B, Class C and Class O shares to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. For the Smith Barney Inflation Management Fund the Class B, Class C and Class O distribution fee is calculated at the annual rate of 0.50%, 0.50% and 0.45% of the value of the fund's average daily net assets attributable to the shares of the respective Class. For International All Cap Growth Portfolio, the Class B and Class C distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average net assets attributable to the shares of the respective Class.


   Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by CGM and the payments may exceed distribution expenses actually incurred. The Company's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by CGM, amounts received under the Plan and proceeds of the deferred sales charges.


   For the 2001, 2002 and 2003 fiscal years and the six months ended April 30, 2004, the following distribution and service fees were accrued and/or paid to
CGM:

                                                           Class A
                                         --------------------------------------------
                                         Fiscal Year Fiscal Year Fiscal Year 11/01/03
                                            Ended       Ended       Ended    through
Name of Fund                              10/31/01    10/31/02    10/31/03   4/30/04
------------                             ----------- ----------- ----------- --------
Smith Barney Inflation Management Fund.. $  134,863   $122,635    $116,714   $ 51,650
International All Cap Growth Portfolio..    788,895    416,060     311,285    165,839

                                                           Class B
                                         --------------------------------------------
                                         Fiscal Year Fiscal Year Fiscal Year 11/01/03
                                            Ended       Ended       Ended    through
Name of Fund                              10/31/01    10/31/02    10/31/03   4/30/04
------------                             ----------- ----------- ----------- --------
Smith Barney Inflation Management Fund.. $   32,221   $ 18,103    $ 19,531   $  7,798
International All Cap Growth Portfolio..  1,272,475    669,542     392,100    171,413

                                                          Class C/O
                                         --------------------------------------------
                                         Fiscal Year Fiscal Year Fiscal Year 11/01/03
                                            Ended       Ended       Ended    through
Name of Fund                              10/31/01    10/31/02    10/31/03   4/30/04
------------                             ----------- ----------- ----------- --------
Smith Barney Inflation Management Fund,
  Class O............................... $   12,747   $ 13,623    $ 17,416   $  7,997
International All Cap Growth Portfolio,
  Class C...............................  1,229,074    702,759     502,240    275,793

   For the fiscal year ended October 31, 2003, CGM incurred the following distribution expenses for the funds:


                                                                       Marketing
                                                                          and
                                                              Branch  Advertising Printing
Fund Name                                    FC Compensation Expenses  Expenses   Expenses   Total
---------                                    --------------- -------- ----------- -------- ----------
Smith Barney Inflation Management Fund A        $ 50,895     $ 89,835   $    --    $   --  $  140,730
                                       B          11,364       25,341     1,407     2,111      40,223
                                       O           7,994       15,286     1,139     1,656      26,075
                                                --------     --------   -------    ------  ----------
                                       Total      70,253      130,462     2,546     3,767     207,028

International All Cap Growth Portfolio A        $169,853     $319,802   $    --    $   --  $  489,655
                                       B         268,735      196,971    11,010       599     477,315
                                       C         287,884      396,365    40,151     3,150     727,549
                                                --------     --------   -------    ------  ----------
                                       Total     726,472      913,138    51,161     3,749   1,694,519


   CGM will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plans and may be paid from amounts received by CGM from the Company under the Plans.

Brokerage and Portfolio Transactions

   The Manager is responsible for allocating the Company's brokerage. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, CGM. No fund will deal with CGM in any transaction in which CGM acts as principal.

   The Company attempts to obtain the most favorable execution of each portfolio transaction in each fund, that is, the best combination of net price and prompt reliable execution. In the Manager's opinion, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the Manager takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

   In placing orders for fixed income securities, the Manager seeks to obtain the best net results. The Manager has no agreement or commitment to place orders with any broker-dealer. Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. United States and foreign government securities and money market instruments are generally traded in the OTC markets. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on Futures, currency and options transactions purchased on behalf of the funds. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S. securities exchanges or OTC markets.

   Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received.

Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Company takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information. These various services may, however, be useful to the Manager or CGM in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Company. For the fiscal year ended October 31, 2003, neither fund directed brokerage transactions to brokers because of research services provided.

   The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to CGM must be "reasonable and fair compared to the commission fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require the Manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews. In all trades directed to CGM, the Company has been assured that its orders will be accorded priority over those received from CGM for its own accounts or for any of its directors, officers or employees. The Company will not deal with CGM in any transaction in which CGM acts as principal.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.


   The Company effects transactions with a view towards attaining each fund's investment objective, and although it is not limited by a predetermined rate of portfolio turnover, it is expected that the annual turnover rate for each of the International All Cap Growth Portfolio and the Smith Barney Inflation Management Fund will not exceed 100% in normal circumstances. A high portfolio turnover results in correspondingly greater transaction costs in the form of brokerage commissions or dealer spreads that a fund will bear directly, and may result in the realization of net capital gains, distributions of which are taxable to shareholders. For the fiscal years ended October 31, 2002 and 2003 and the six months ended April 30, 2004, the International All Cap Growth Portfolio had portfolio turnover rates of 30%, 47% and 11% respectively, and the Smith Barney Inflation Management Fund had portfolio turnover rates of 29%, 29% and 9% respectively.

   Shown below are the total brokerage commissions paid by the Company on behalf of the International All Cap Growth Portfolio during the 2001, 2002 and 2003 fiscal years and the six months ended April 30, 2004. Also shown is the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During the six months ended April 30, 2004, the total amount of commissionable transactions was $118,274,903 of which $0 (0%) was directed to CGM and executed by unaffiliated brokers and $118,274,903 (100.0%) was directed to other brokers. During fiscal year 2003, the total amount of commissionable transactions was $441,503,932, of which $2,599,320 (0.59%) was directed to CGM and executed by unaffiliated brokers and $438,904,612 (99.41%) of which was directed to other brokers. During fiscal year 2002, the total amount of commissionable transactions was $492,354,500 of which $9,624,830 (1.95%) was directed to CGM and executed by unaffiliated brokers and $482,729,670 (98.05%) of which was directed to other brokers. During fiscal year 2001, the total amount of commissionable transactions was $351,067,249, of which $40,766,160 (11.61%) was directed to CGM and executed by unaffiliated brokers and $310, 301,089 (88.39%) of which was directed to other brokers.

       Brokerage Commissions for International All Cap Growth Portfolio


                              Total        To CGM         To Others
                            ---------- -------------  -----------------
       2001................ $  778,986 $89,720 11.52% $  689,266  88.48%
       2002................  1,153,836  23,327  2.02   1,130,509  97.98
       2003................    927,137   5,162  0.56     921,975  99.44
       Six months ended
         April 30, 2004....    296,405       0  0.00     296,405 100.00

   During the 2001, 2002 and 2003 fiscal years, no brokerage commissions were paid by the Company on behalf of Smith Barney Inflation Management Fund.

   For the fiscal year ended October 31, 2003 and the six months ended April 30, 2004, the funds did not hold securities issued by their regular broker-dealers.


                                   CUSTODIAN

   Portfolio securities and cash of the funds are held in the custody of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Company's independent registered public accounting firm to examine and report on the financial statements and financial highlights of the Company for its fiscal year ending October 31, 2004.


                                    VOTING

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Company. At such a meeting, a director may be removed after the holders of record of at least a majority of the outstanding shares of the Company have voted that the director be removed by votes cast in person or by proxy. The Company will assist shareholders in calling such a meeting. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

   As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected fund or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected fund or class) are represented at the meeting in person or by proxy.

   The following table lists the shareholders who of record or beneficially owned at least 5% of the outstanding shares of a particular class of shares of a fund of the Company as of September __, 2004.




                      OTHER INFORMATION ABOUT THE COMPANY


   General. The Company, an open-end management investment company, was incorporated in Maryland on March 22, 1991. The Company has an authorized capital of 1,000,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of six series of shares, each representing shares in one of six separate funds, and may authorize the issuance of additional series of shares in the future. The assets of each fund are segregated and separately managed and a shareholder's interest is in the assets of the fund in which he or she holds shares. Class A, Class B, Class C, Class O and Class Y shares of a fund represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the fund's Rule 12b-1 distribution plan which pertain to a particular Class.


   Shareholder Meetings. As described under "Voting," the Company ordinarily will not hold meetings of shareholders annually; however, shareholders have the right to call a meeting upon a vote of 10% of the Company's outstanding shares for the purpose of voting to remove directors, and the Company will assist shareholders in calling such a meeting. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in the Prospectus.

   Minimum Account Size. The Company reserves the right to involuntarily liquidate any shareholder's account in a fund if the aggregate net asset value of the shares held in that fund account is less than $500. (If a shareholder has more than one account in that fund, each account must satisfy the minimum account size.) The Company, however, will not redeem shares based solely on market reductions in net asset value. Before the Company exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

   Styles of Fund Management. In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers


   That's why we offer three "styles" of fund management that can be tailored to suit each investor's unique financial goals.


   Classic Series--our portfolio manager driven funds


       The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.


   Research Series--driven by exhaustive fundamental securities analysis

       Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

       Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.


   Transfer Agent and Sub-Transfer Agent. Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004 serves as the Transfer Agent and shareholder services agent for the funds. PFPC Inc., located at P.O. Box 9699 Providence, R.I. 02940-9699, serves as the funds' sub-transfer agent to render certain shareholder record keeping and accounting services functions.


   Annual Reports. Management's discussion and analysis, and additional performance information regarding the funds during the fiscal year ended October 31, 2003, is included in the annual reports dated October 31, 2003. A copy of the annual reports may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Company at the address or phone number listed on page one of this statement of additional information.

   The Company sends its shareholders an unaudited semi-annual report and an audited annual report, which include listings of the investment securities held by the Company at the end of the period covered. In an effort to reduce the Company's printing and mailing costs, the Company consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the transfer agent.

                             FINANCIAL STATEMENTS


   The funds' Annual Reports to Shareholders for the fiscal year ended October 31, 2003 (each filed on January 2, 2004; Accession number 0001193125-04-000130), and their Semi-Annual Reports to Shareholders for the semi-annual period ended April 30, 2004 (Smith Barney Inflation Management Fund's report filed on July 1, 2004, accession number 0001193125-04-112879, and the International All Cap Growth Portfolio's report filed on July 6, 2004, accession number 0001193125-04-114142) are incorporated herein by reference in their entirety.

                                                                     APPENDIX A


                          RATINGS OF DEBT OBLIGATIONS


Moody's

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Ca--Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C--Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

   AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B and CCC--Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree if speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C--The rating C is reserved for income bonds on which no interest is being paid.

   D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

                           COMMERCIAL PAPER RATINGS

Moody's

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                                                     APPENDIX B

                SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES


   The Board of Directors of the Company has delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "Manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients. In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients.


   The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

Part C  Other Information

Item 23. Exhibits

a.1   Articles of Incorporation (1)

a.2 Articles Supplementary to Articles of Incorporation for International Equity Portfolio (2)

a.3 Articles of Amendment to the Articles of Incorporation for the Fund dated November 10, 1992 (3)

a.4 Articles Supplementary to Articles of Incorporation for the Fund dated December 8, 1992 (3)

a.5 Articles Supplementary to Articles of Incorporation for Pacific Portfolio and European Portfolio (10)

a.6 Articles Supplementary to Articles of Incorporation for International Balanced Portfolio (11)

a.7 Form of Articles Supplementary to Articles of Incorporation for Emerging Markets Portfolio (12)

a.8 Articles of Amendment to the Articles of Incorporation for the Fund dated June 4, 1991 (13)

a.9 Articles Supplementary to Articles of Incorporation for the Fund dated July 13, 1994 (13)

a.10 Articles of Amendment to Articles of Incorporation for the Fund dated November 3, 1994 (13)

a.11 Articles of Amendment to Articles of Incorporation for the Fund dated November 3, 1994 (13)

a.12 Articles Supplementary to Articles of Incorporation for the Fund dated November 3, 1994 (13)

a.13 Articles Supplementary to Articles of Incorporation for Emerging Markets Portfolio dated November 10, 1994 (13)

a.14  Articles of Amendment for the Fund dated June 4, 1998 (18)

a.15 Articles of Amendment for the Fund dated April 29, 2004 are filed herewith.

b.1   Bylaws (4)

b.2   Amended and Restated Bylaws dated March 21, 2003 are filed herewith.

c. Form of Stock Certificates for the International Equity Portfolio, the Global Government Bond Portfolio, the Pacific Portfolio and the European Portfolio (9)

d.1   Form of Management Agreement for Global Government Bond Portfolio (16)

d.2   Form of Management Agreement for International Equity Portfolio (16)

d.3   Form of Management Agreement for Pacific Portfolio (16)

d.4   Form of Management Agreement for European Portfolio (16)

d.5   Form of Management Agreement for International Balanced Portfolio (16)

d.6   Form of Management Agreement for Emerging Markets Portfolio (16)

d.7   Form of Subadvisory Agreements (16)

e.1   Form of Distribution Agreement (16)

e.2   Selling Group Agreement (18)

e.3   Form of Distribution Agreement (17)

e.4.  Form of Distribution Agreement with Salomon Smith Barney (19)

f.    Not applicable

g.1   Form of Custodian Agreement (15)

g.2 Master Custodian Agreement with State Street Bank and Trust Company is incorporated by reference to exhibit g.2 to Post Effective Amendment No. 26 filed on February 28, 2002.

h.1.  Form of Transfer Agency Agreement (16)

h.2. Form of Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) (19)

h.3. Form of Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company(f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) (19)

i.    Opinion and Consent of Counsel (6)

j.    Auditors' Consent is filed herewith.

k.    Not applicable

l.    Form of Subscription Agreement (4)

m.1   Form of Amended Plan of Distribution Pursuant to Rule 12b-1 (18)

m.2 Plan of Distribution Pursuant to Rule 12b-1 for Global Government Bond Portfolio (16)

m.3 Plan of Distribution Pursuant to Rule 12b-1 for International Equity Portfolio (16)

m.4   Plan of Distribution Pursuant to Rule 12b-1 for Pacific Portfolio (16)

m.5   Plan of Distribution Pursuant to Rule 12b-1 for European Portfolio (16)

m.6 Plan of Distribution Pursuant to Rule 12b-1 for International Balanced Portfolio (16)

m.7   Plan of Distribution Pursuant to Rule 12b-1 for Emerging Markets Portfolio
      (16)

n.    Not Applicable

o.    Rule 18f-3 Plan (18)

p.1   Code of Ethics (19)

p.2   Code of Ethics of Salomon Smith Barney Inc. (20)

Footnotes:

      (1) Incorporated by reference to the Fund's Registration Statement on Form N-1A filed on March 26, 1991.

      (2) Incorporated by reference to Post-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-1A filed on September 24, 1991.

      (3) Incorporated by reference to Post-Effective Amendment No. 6 to the Fund's Registration Statement on Form N-1A filed on December 21, 1992.

      (4) Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-1A filed on May 27, 1991.

      (5) Intentionally left blank.

      (6) Incorporated by reference to Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-1A filed on June 14, 1991.

      (7) Intentionally left blank.

      (8) Incorporated by reference to Post-Effective Amendment No. 3 to the Fund's Registration Statement on Form N-1A filed on January 17, 1992.

      (9) Incorporated by reference to Post-Effective Amendment No. 8 to the Fund's Registration Statement on Form N-1A filed on November 5, 1993.

      (10) Incorporated by reference to Post-Effective Amendment No. 9 to the Fund's Registration Statement on Form N-1A filed on January 4, 1994.

      (11) Incorporated by reference to Post-Effective Amendment No. 12 to the Fund's Registration Statement on Form N-1A filed on July 27, 1994.

      (12) Incorporated by reference to Post-Effective Amendment No. 14 to the Fund's Registration Statement on Form N-1A filed on October 31, 1994.

      (13) Incorporated by reference to Post-Effective Amendment No. 15 to the Fund's Registration Statement on Form N-1A filed on February 28, 1995.

      (14) Incorporated by reference to Post-Effective Amendment No. 17 to the Fund's Registration Statement on Form N-1A filed on February 28, 1996.

      (15) Incorporated by reference to Post-Effective Amendment No. 18 to the Fund's Registration Statement on Form N-1A filed on December 27, 1996.

      (16) Incorporated by reference to Post-Effective Amendment No. 19 to the Fund's Registration Statement on Form N-1A filed on February 21, 1997.

      (17) Incorporated by reference to Post-Effective Amendment No. 22 to the Fund's Registration Statement on Form N-1A filed on December 29, 1998.

      (18) Incorporated by reference to Post-Effective Amendment No. 23 to the Fund's Registration Statement on Form N1-A filed On February 25, 1999.

      (19) Incorporated by reference to Post-Effective Amendment No. 25 to the Fund's Registration Statement on Form N1-A filed On February 28,2001.

      (20) Incorporated by reference to Post-Effective Amendment No. 27 to the Fund's Registration Statement on Form N1-A filed On February 28,2003.

Item 24.  Persons Controlled by or under Common Control with Registrant

          None.

Item 25.  Indemnification

          Reference is made to Article IX, of Registrant's Articles of Incorporation for a complete statement of its terms.

          Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include SSBC Fund Management Inc. (Registrant's Adviser) and affiliated investment companies.

Item 26.  Business and other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC ("SBFM") was incorporated in December 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn is a wholly owned subsidiary of Citigroup Inc. (formerly known as Travelers Group Inc.). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and has, through its predecessors, been in the investment counseling business since 1968.

The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi

Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. CGM is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

      CGM is also the distributor for the following funds: Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Smith Barney Allocation Series Inc., Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.

Item 28. Location of Accounts and Records

     (1) With respect to the Registrant, Investment Adviser and Administrator: c/o Citigroup Global Markets Inc.
          399 Park Avenue
          New York, New York 10022

     (2)  With respect to the Registrant's Custodian:
          State Street Bank and
          Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

     (3)  With respect to the Registrant's Transfer Agent:
          Citicorp Trust Bank, fsb (Formerly Travelers Bank & Trust, fsb) 125 Broad Street
          New York, New York 10004

     (4)  With respect to the Registrant's Sub-Transfer Agent:
          PFPC Inc.
          P.O. Box 9699
          Providence, RI 02940-9699

Item 29.  Management Services

          There are no management related service contracts not discussed in Part A or Part B.

Item 30.  Undertakings

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, all in the City of New York, State of New York on the 30th of July 2004.



                                    Smith Barney World Funds, Inc.


                                    By: /s/ R. Jay Gerken
                                    R. Jay Gerken
                                    Chairman of the Board,
                                    President and Chief
                                    Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                         Title                             Date


/s/ R. Jay Gerken            Chairman of the Board,             July 30, 2004
(R. Jay Gerken)              President and Chief
                             Executive Officer

/s/ Andrew B. Shoup          Chief Administrative Officer       July 30, 2004
(Andrew B. Shoup)

/s/ Robert A. Frankel*       Director                           July 30, 2004
(Robert A. Frankel)

/s/ Michael E. Gellert*      Director                           July 30, 2004
(Michael E. Gellert)

/s/ Rainer Greeven*          Director                           July 30, 2004
(Rainer Greeven)

/s/ Susan M. Heilbron*       Director                           July 30, 2004
(Susan M. Heilbron)



-------------------------------------------------------------------------------

      * Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated October 20, 2002.


By: /s/ R. Jay Gerken                                    July 30, 2004
    -------------------
    R. Jay Gerken

                                  EXHIBIT INDEX

a.15   Articles of Amendment for the Fund dated April 29, 2004

b.2    Amended and Restated Bylaws dated March 21, 2003

j      Auditors' consent